Exhibit 99.2

Supplemental **Disclosure**

Quarter ended September 30, 2020

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2020

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	13
Capital Expenditures	14
Capitalization, Liquidity & Debt Ratios	15
Debt Overview	16
Summary of Outstanding Debt	17
Covenant Disclosure	18
Investment Summary
Acquisitions	20
Dispositions	21
Anchor Space Repositioning Summary	22
Outparcel Development Summary	23
Redevelopment Summary	24
Future Redevelopment Opportunities	26
Portfolio Summary
Portfolio Overview	28
Portfolio Composition	29
Merchandise Mix Composition	30
Top Forty Retailers Ranked by ABR	31
New & Renewal Lease Summary	32
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	33
Lease Expiration Schedule	34
Properties by Largest US MSAs	35
Largest MSAs by ABR	37
Properties by State	40
Property List	41

Note: Financial and operational information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpopupshop and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes to differ materially from forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, the Company’s tenants, the real estate market, the global economy and the financial markets. The extent to which the COVID-19 pandemic continues to impact the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the speed and effectiveness of vaccine and treatment developments, the direct and indirect economic effects of the pandemic and containment measures, and potential changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2020

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of above- and below-market leases and tenant inducements, net and (iii) straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures calculated to reflect each measure on the same basis.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work. For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of above-and below-market leases and tenant inducements, net and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Redevelopment Stabilization	New Development and Redevelopment projects are deemed stabilized upon reaching approximately 90% billed occupancy of the impacted space. New Development and Redevelopment projects are included in the operating portfolio upon the earlier of (i) reaching approximately 90% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread
Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 13. Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended 9/30/20	Nine Months Ended 9/30/20
	Total properties in Brixmor Property Group portfolio	395	395
	Acquired properties excluded from Same Property NOI	—	(2)
	Additional exclusions	(3)	(4)
	Same Property NOI pool	392	389

	In addition, two outparcels acquired in 2020 are excluded from the Same Property NOI pool for the three months ended September 30, 2020 and 2019, and three outparcels acquired in 2020 and 2019 are excluded from the Same Property NOI pool for the nine months ended September 30, 2020 and 2019. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions for the three months ended September 30, 2020 and 2019 include three properties that were subject to partial dispositions in 2020 and 2019. Additional exclusions for the nine months ended September 30, 2020 and 2019 include four properties that were subject to partial dispositions in 2020 and 2019.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

COVID-19

The Company expects the economic impact of the novel strain of coronavirus (“COVID-19”) to continue to adversely impact operating results for 2020 and 2021. Portfolio data presented in the Supplemental Disclosure for the quarter ended September 30, 2020 reflects the contractual obligations of tenants. Due to COVID-19, there is inherent uncertainty as it relates to the Company’s reinvestment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields. For additional information refer to Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) on November 4, 2020.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of above- and below-market leases and tenant inducements, net, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• NAREIT FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/20	9/30/19	9/30/20	9/30/19
Total revenues (page 6)	$ 253,935	$ 292,965	$ 783,856	$ 875,109
Net income (page 6)	27,944	80,854	96,769	212,714
Net income per diluted share (page 6)	0.09	0.27	0.32	0.71
NOI (page 10)	185,351	208,859	574,082	622,714
Adjusted EBITDA (page 7)	164,274	195,282	509,959	581,326
Cash Adjusted EBITDA (page 7)	164,002	184,860	511,795	551,978
NAREIT FFO (page 8)	106,555	145,272	338,131	430,803
NAREIT FFO per diluted share (page 8)	0.36	0.49	1.14	1.44
Items that impact FFO comparability, net per share (page 8)	(0.02)	(0.00)	(0.06)	(0.01)
Dividends declared per share (page 8)	—	0.280	0.285	0.840
Dividend payout ratio (as % of NAREIT FFO) (page 8)	0.0%	57.4%	25.0%	58.1%

	Three Months Ended
Summary Operating and Financial Ratios	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19
NOI margin (page 10)	73.5%	73.1%	73.8%	73.4%	74.0%
Same property NOI growth (page 13) (1)	(9.3)%	(9.0)%	3.0%	5.1%	4.4%
Fixed charge coverage, current quarter annualized (page 15)	3.2x	3.2x	4.0x	4.1x	4.1x
Fixed charge coverage, trailing twelve months (page 15)	3.6x	3.8x	4.0x	4.1x	4.0x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 15) (2)	7.4x	7.9x	6.6x	6.3x	6.2x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 15) (2)	6.9x	6.8x	6.4x	6.3x	6.2x

Outstanding Classes of Stock	As of 9/30/20	As of 6/30/20	As of 3/31/20	As of 12/31/19	As of 9/30/19
Common shares outstanding (page 15)	296,482	296,481	296,449	297,857	297,846

Summary Portfolio Statistics (3)	As of 9/30/20	As of 6/30/20	As of 3/31/20	As of 12/31/19	As of 9/30/19
Number of properties (page 28)	395	398	400	403	409
Percent billed (page 28)	88.0%	88.9%	89.1%	89.3%	88.6%
Percent leased (page 28)	91.2%	92.1%	92.2%	92.4%	91.9%
ABR PSF (page 28)	$ 14.86	$ 14.83	$ 14.80	$ 14.74	$ 14.59
New lease rent spread (page 32)	14.1%	19.4%	23.7%	33.3%	30.5%
New & renewal lease rent spread (page 32)	5.7%	5.9%	10.2%	12.9%	13.3%
Total - new, renewal & option lease rent spread (page 32)	6.1%	6.5%	9.3%	10.9%	11.1%
Total - new, renewal & option GLA (page 32)	3,155,433	1,841,519	2,347,315	2,681,748	3,623,347

2020 Guidance	Current	Previous (at 8/3/20)	YTD
NAREIT FFO per diluted share	Withdrawn	Withdrawn	$1.14
Same property NOI growth	Withdrawn	Withdrawn	(5.1)%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2020

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/20	12/31/19
Assets
Real estate
Land	$1,754,708	$1,767,029
Buildings and tenant improvements	7,704,825	7,593,444
Construction in progress	148,408	148,163
Lease intangibles	579,361	614,964
	10,187,302	10,123,600
Accumulated depreciation and amortization	(2,623,144)	(2,481,250)
Real estate, net	7,564,158	7,642,350
Cash and cash equivalents	609,812	19,097
Restricted cash	1,408	2,426
Marketable securities	19,987	18,054
Receivables, net	246,295	234,246
Deferred charges and prepaid expenses, net	146,911	143,973
Real estate assets held for sale	—	22,171
Other assets	51,590	60,179
Total assets	$8,640,161	$8,142,496

Liabilities
Debt obligations, net	$5,481,660	$4,861,185
Accounts payable, accrued expenses and other liabilities	444,610	537,454
Total liabilities	5,926,270	5,398,639

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,609,203 and 305,334,144 shares issued and 296,482,211 and 297,857,267
shares outstanding	2,965	2,979
Additional paid-in capital	3,210,579	3,230,625
Accumulated other comprehensive loss	(31,197)	(9,543)
Distributions in excess of net income	(468,456)	(480,204)
Total equity	2,713,891	2,743,857
Total liabilities and equity	$8,640,161	$8,142,496

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/20	9/30/19	9/30/20	9/30/19
Revenues
Rental income	$253,799	$292,732	$781,635	$873,424
Other revenues	136	233	2,221	1,685
Total revenues	253,935	292,965	783,856	875,109

Operating expenses
Operating costs	24,794	29,573	80,286	90,138
Real estate taxes	42,124	43,688	126,796	130,203
Depreciation and amortization	87,488	82,837	251,334	249,825
Impairment of real estate assets	5,746	8,170	16,306	17,468
General and administrative	27,748	24,550	74,781	75,168
Total operating expenses	187,900	188,818	549,503	562,802

Other income (expense)
Dividends and interest	109	128	335	575
Interest expense	(50,991)	(47,698)	(148,197)	(142,839)
Gain on sale of real estate assets	13,621	25,621	23,218	46,266
Loss on extinguishment of debt, net	(50)	(943)	(10,441)	(1,620)
Other	(780)	(401)	(2,499)	(1,975)
Total other expense	(38,091)	(23,293)	(137,584)	(99,593)

Net income	$27,944	$80,854	$96,769	$212,714

Net income per common share:
Basic	$0.09	$0.27	$0.32	$0.71
Diluted	$0.09	$0.27	$0.32	$0.71
Weighted average shares:
Basic	296,562	298,031	296,982	298,257
Diluted	296,862	298,879	297,317	298,927

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/20	9/30/19	9/30/20	9/30/19

Net income	$27,944	$80,854	$96,769	$212,714
Interest expense	50,991	47,698	148,197	142,839
Federal and state taxes	678	256	2,147	1,842
Depreciation and amortization	87,488	82,837	251,334	249,825
EBITDA	167,101	211,645	498,447	607,220
Gain on sale of real estate assets	(13,621)	(25,621)	(23,218)	(46,266)
Impairment of real estate assets	5,746	8,170	16,306	17,468
EBITDAre	$159,226	$194,194	$491,535	$578,422

EBITDAre	$159,226	$194,194	$491,535	$578,422
Loss on extinguishment of debt, net	50	943	10,441	1,620
Litigation and other non-routine legal expenses	4,835	87	7,395	1,157
Transaction expenses	163	58	588	127
Total adjustments	5,048	1,088	18,424	2,904
Adjusted EBITDA	$164,274	$195,282	$509,959	$581,326

Adjusted EBITDA	$164,274	$195,282	$509,959	$581,326
Straight-line rental income, net (1)	2,974	(6,831)	11,533	(18,051)
Accretion of above- and below-market leases and tenant inducements, net	(3,281)	(3,622)	(9,802)	(11,391)
Straight-line ground rent expense (2)	35	31	105	94
Total adjustments	(272)	(10,422)	1,836	(29,348)
Cash Adjusted EBITDA	$164,002	$184,860	$511,795	$551,978

(1) Includes straight-line rental income reversals of $11.3 million and $30.7 million for the three and nine months ended September 30, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/20	9/30/19	9/30/20	9/30/19

Net income	$27,944	$80,854	$96,769	$212,714
Depreciation and amortization related to real estate	86,486	81,869	248,274	246,887
Gain on sale of real estate assets	(13,621)	(25,621)	(23,218)	(46,266)
Impairment of real estate assets	5,746	8,170	16,306	17,468
NAREIT FFO	$106,555	$145,272	$338,131	$430,803

NAREIT FFO per diluted share	$0.36	$0.49	$1.14	$1.44
Weighted average diluted shares outstanding	296,862	298,879	297,317	298,927

Items that impact FFO comparability
Loss on extinguishment of debt, net	$(50)	$(943)	$(10,441)	$(1,620)
Litigation and other non-routine legal expenses	(4,835)	(87)	(7,395)	(1,157)
Transaction expenses	(163)	(58)	(588)	(127)
Total items that impact FFO comparability	$(5,048)	$(1,088)	$(18,424)	$(2,904)
Items that impact FFO comparability, net per share	$(0.02)	$(0.00)	$(0.06)	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$(2,974)	$6,831	$(11,533)	$18,051
Accretion of above- and below-market leases and tenant inducements, net	3,281	3,622	9,802	11,391
Straight-line ground rent expense (2)	(35)	(31)	(105)	(94)

Dividends declared per share	$—	$0.280	$0.285	$0.840
Dividends declared	$—	$83,397	$84,488	$250,230
Dividend payout ratio (as % of NAREIT FFO)	—%	57.4%	25.0%	58.1%

(1) Includes straight-line rental income reversals of $11.3 million and $30.7 million for the three and nine months ended September 30, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	9/30/20	12/31/19

Receivables, net
Straight-line rent receivable, net	$128,501	$140,205
Tenant receivables, net	112,855	84,389
Other	4,939	9,652
Total receivables, net	$246,295	$234,246

Deferred charges and prepaid expenses, net
Deferred charges, net	$118,762	$124,804
Prepaid expenses, net	28,149	19,169
Total deferred charges and prepaid expenses, net	$146,911	$143,973

Other assets
Right-of-use asset	$35,318	$39,860
Furniture, fixtures and leasehold improvements, net	10,628	12,509
Interest rate swaps	—	3,795
Other	5,644	4,015
Total other assets	$51,590	$60,179

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$241,735	$248,214
Below market leases, net	90,953	105,034
Lease liability	39,920	44,707
Interest rate swaps	31,439	13,449
Dividends payable	1,829	87,205
Real estate liabilities held for sale	—	415
Other	38,734	38,430
Total accounts payable, accrued expenses and other liabilities	$444,610	$537,454

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/20	9/30/19	9/30/20	9/30/19
Net Operating Income Detail
Base rent	$207,458	$213,942	$631,531	$637,391
Expense reimbursements	61,322	64,368	187,087	191,997
Revenues deemed uncollectible	(21,462)	(2,217)	(55,462)	(7,208)
Ancillary and other rental income / Other revenues	4,275	4,891	14,258	14,744
Percentage rents	641	1,105	3,645	6,037
Operating costs	(24,759)	(29,542)	(80,181)	(90,044)
Real estate taxes	(42,124)	(43,688)	(126,796)	(130,203)
Net operating income	$185,351	$208,859	$574,082	$622,714

Operating Ratios
NOI margin (NOI / revenues)	73.5%	74.0%	73.5%	73.9%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	91.7%	87.9%	90.4%	87.2%

Reconciliation of Net Operating Income to Net Income
Net operating income	$185,351	$208,859	$574,082	$622,714
Lease termination fees	1,394	423	4,528	2,706
Straight-line rental income, net (1)	(2,974)	6,831	(11,533)	18,051
Accretion of above- and below-market leases and tenant inducements, net	3,281	3,622	9,802	11,391
Straight-line ground rent expense (2)	(35)	(31)	(105)	(94)
Depreciation and amortization	(87,488)	(82,837)	(251,334)	(249,825)
Impairment of real estate assets	(5,746)	(8,170)	(16,306)	(17,468)
General and administrative	(27,748)	(24,550)	(74,781)	(75,168)
Total other expense	(38,091)	(23,293)	(137,584)	(99,593)
Net income	$27,944	$80,854	$96,769	$212,714

Supplemental Statement of Operations Detail
Rental income
Base rent	$207,458	$213,942	$631,531	$637,391
Expense reimbursements	61,322	64,368	187,087	191,997
Revenues deemed uncollectible	(21,462)	(2,217)	(55,462)	(7,208)
Lease termination fees	1,394	423	4,528	2,706
Straight-line rental income, net (1)	(2,974)	6,831	(11,533)	18,051
Accretion of above- and below-market leases and tenant inducements, net	3,281	3,622	9,802	11,391
Ancillary and other rental income	4,139	4,658	12,037	13,059
Percentage rents	641	1,105	3,645	6,037
Total rental income	$253,799	$292,732	$781,635	$873,424

Other revenues	$136	$233	$2,221	$1,685

Interest expense
Mortgage, note and other interest	$44,324	$38,611	$125,386	$106,970
Unsecured credit facility and term loan interest	6,172	8,231	21,018	31,918
Capitalized interest	(1,156)	(997)	(3,333)	(2,401)
Deferred financing cost amortization	1,931	1,748	5,550	5,299
Debt premium / discount amortization, net	(280)	105	(424)	1,053
Total interest expense	$50,991	$47,698	$148,197	$142,839

Other
Federal and state taxes	$678	$256	$2,147	$1,842
Other	102	145	352	133
Total other	$780	$401	$2,499	$1,975

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,755	$3,771	$10,873	$10,681
Capitalized leasing legal costs (3)	141	—	215	—
Capitalized leasing commission costs	1,432	1,578	4,040	4,532
Equity based compensation, net	3,200	3,236	7,807	8,847

(1) Includes straight-line rental income reversals of $11.3 million and $30.7 million for the three and nine months ended September 30, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

	Three Months Ended 6/30/20		Three Months Ended 9/30/20		Six Months Ended 9/30/20
	Total Portfolio (5)	Percent of Billed Base Rent	Total Portfolio (5)	Percent of Billed Base Rent	Total Portfolio (5)	Percent of Billed Base Rent

Billed base rent (1)	$212,213	100.0%	$211,305	100.0%	$423,518	100.0%
Rent deferrals, net (lease modifications) and rent abatements (2)(3)	(987)	(0.5)%	(3,847)	(1.8)%	(4,834)	(1.1)%
Base rent (Page 10)	211,226	99.5%	207,458	98.2%	418,684	98.9%
Out-of-period rent deferrals, net (lease modifications) and rent abatements (2)(3)	(2,378)	(1.1)%	2,378	1.1%	—	—%
Base rent adjusted for out-of-period rent deferrals, net (lease modifications) and rent abatements	208,848	98.4%	209,836	99.3%	418,684	98.9%
Cash collected from tenants (2)	(155,296)	(73.2)%	(184,409)	(87.3)%	(353,038)	(83.4)%
Out-of-period cash collected from tenants (2)	(13,333)	(6.3)%	—	—%	—	—%
Accrued but uncollected base rent	40,219	19.0%	25,427	12.0%	65,646	15.5%
Rent deferrals, net (not lease modifications) (4)	(12,609)	(5.9)%	(7,661)	(3.6)%	(27,001)	(6.4)%
Out-of-period rent deferrals, net (not lease modifications) (4)	(6,731)	(3.2)%	—	—%	—	—%
Accrued but uncollected and unaddressed (under negotiation) base rent	$20,879	9.8%	$17,766	8.4%	$38,645	9.1%

Revenues deemed uncollectible - rent deferrals (not lease modifications) before out-of-period adjustments	$(2,778)		$(2,074)		$(10,099)
Out-of-period cash collected on revenues deemed uncollectible	308		—		—
Out-of-period additional reserve	(2,116)		—		—
Out-of-period deferrals on previously reserved amounts	(3,439)		—		—
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	(8,025)		(2,074)		(10,099)

Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent before out-of-period adjustments	(19,185)		(12,828)		$(28,778)
Out-of-period cash collected on revenues deemed uncollectible	3,059		—		—
Out-of-period additional reserve	(3,263)		—		—
Out-of-period deferrals on previously reserved amounts	3,439		—		—
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	(15,950)		(12,828)		(28,778)
Revenues deemed uncollectible - base rent	$(23,975)		$(14,902)		$(38,877)

Revenues deemed uncollectible - base rent (cash basis tenants)	$(21,894)		$(14,902)		$(36,796)

(1) Amounts presented represent three months ended June 30, 2020 and September 30, 2020 base rent billings, respectively.
(2) Amounts are as of September 30, 2020 and do not reflect rent deferral or abatement agreements executed, or cash collected subsequent to, September 30, 2020.
(3) The Company accounts for COVID-19 rent deferrals and abatements that significantly increase the consideration due under the lease as lease modifications in accordance with ASC 842. As a result, rental revenue recognition is reduced by the amount of the deferral or abatement in the period it was granted and straight-line rental income recognition is updated over the remaining lease term. The Company does not account for COVID-19 rent abatements that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition is reduced by the amount of the abatement in the period it was granted.
(4) The Company does not account for COVID-19 rent deferrals that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition does not change, and Receivables, net increases for the deferred amount.
(5) The Company did not observe significant differences in billed based rent collection percentages between the Same Property pool and the Total Portfolio through September 30, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 11

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

Supplemental Reserve Information (1)	Three Months Ended 6/30/20		Three Months Ended 9/30/20		Six Months Ended 9/30/20

Reserves on uncollected base rent
Accrued but uncollected base rent	$40,219		$25,427		$65,646
Revenues deemed uncollectible - base rent	23,975	59.6%	14,902	58.6%	38,877	59.2%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$20,879		$17,766		$38,645
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	15,950	76.4%	12,828	72.2%	28,778	74.5%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$19,340		$7,661		$27,001
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	8,025	41.5%	2,074	27.1%	10,099	37.4%
(1) Amounts are as of September 30, 2020 and do not reflect rent deferral or abatement agreements executed, or cash collected subsequent to, September 30, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 12

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/20	9/30/19	Change	9/30/20	9/30/19	Change
Same Property NOI Analysis
Number of properties	392	392	—	389	389	—
Percent billed	88.2%	88.8%	(0.6)%	88.3%	89.0%	(0.7)%
Percent leased	91.4%	92.2%	(0.8)%	91.6%	92.5%	(0.9)%

Revenues
Base rent	$204,658	$205,213		$617,527	$604,201
Expense reimbursements	60,540	61,941		182,606	182,589
Revenues deemed uncollectible	(20,890)	(2,096)		(53,484)	(6,797)
Ancillary and other rental income / Other revenues	4,230	4,565		14,014	13,647
Percentage rents	641	1,053		3,596	5,949
	249,179	270,676	(7.9)%	764,259	799,589	(4.4)%
Operating expenses
Operating costs	(25,701)	(27,929)		(79,288)	(84,546)
Real estate taxes	(41,493)	(42,018)		(123,350)	(123,517)
	(67,194)	(69,947)	(3.9)%	(202,638)	(208,063)	(2.6)%
Same property NOI	$181,985	$200,729	(9.3)%	$561,621	$591,526	(5.1)%

NOI margin	73.0%	74.2%		73.5%	74.0%
Expense recovery ratio	90.1%	88.6%		90.1%	87.8%

Percent Contribution to Same Property NOI Growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$3,275	1.6%		$18,059	3.1%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	(3,830)	(1.9)%		(4,733)	(0.8)%
Revenues deemed uncollectible	(18,794)	(9.3)%		(46,687)	(8.0)%
Net recoveries	1,352	0.7%		5,442	0.9%
Ancillary and other rental income / Other revenues	(335)	(0.2)%		367	0.1%
Percentage rents	(412)	(0.2)%		(2,353)	(0.4)%
		(9.3)%			(5.1)%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$181,985	$200,729		$561,621	$591,526
Adjustments:
Non-same property NOI	3,366	8,130		12,461	31,188
Lease termination fees	1,394	423		4,528	2,706
Straight-line rental income, net	(2,974)	6,831		(11,533)	18,051
Accretion of above- and below-market leases and tenant inducements, net	3,281	3,622		9,802	11,391
Straight-line ground rent expense	(35)	(31)		(105)	(94)
Depreciation and amortization	(87,488)	(82,837)		(251,334)	(249,825)
Impairment of real estate assets	(5,746)	(8,170)		(16,306)	(17,468)
General and administrative	(27,748)	(24,550)		(74,781)	(75,168)
Total other expense	(38,091)	(23,293)		(137,584)	(99,593)
Net income	$27,944	$80,854		$96,769	$212,714

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 13

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/20	9/30/19	9/30/20	9/30/19
Leasing related:
Tenant improvements and tenant inducements	$8,950	$22,728	$35,954	$54,068
External leasing commissions	921	3,253	3,296	7,740
	9,871	25,981	39,250	61,808

Maintenance capital expenditures (1)	7,058	15,760	22,589	33,738
Total leasing related and maintenance capital expenditures	$16,929	$41,741	$61,839	$95,546

Value-enhancing:
Anchor space repositionings	$10,774	$15,985	$30,376	$51,537
Outparcel developments	2,639	6,122	9,772	12,200
Redevelopments	24,555	40,084	76,346	99,757
New development	52	738	775	4,130
Other (2)	5,399	9,319	15,837	14,836
Total value-enhancing capital expenditures	$43,419	$72,248	$133,106	$182,460

(1) Excludes costs related to Hurricane Michael recoveries, as they have been or are expected to be reimbursed by the Company's insurance carrier.
(2) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 14

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/20	12/31/19
Equity Capitalization:
Common shares outstanding			296,482	297,857
Common share price			$11.69	$21.61
Total equity capitalization			$3,465,875	$6,436,690

Debt:
Revolving credit facility			$—	$7,000
Term loans			650,000	650,000
Unsecured notes			4,835,302	4,218,453
Secured mortgage			—	7,000
Total principal debt			5,485,302	4,882,453
Add: Net unamortized premium			31,478	11,289
Less: Deferred financing fees			(35,120)	(32,557)
Total debt			5,481,660	4,861,185
Less: Cash, cash equivalents and restricted cash			(611,220)	(21,523)
Net debt			$4,870,440	$4,839,662

Total market capitalization:			$8,336,315	$11,276,352

Liquidity:
Cash and cash equivalents and restricted cash			$611,220	$21,523
Available under revolving credit facility (1)			1,244,280	1,237,280
			$1,855,500	$1,258,803

Ratios:
Principal debt to total market capitalization			65.8%	43.3%
Principal debt to total assets, before depreciation			48.7%	46.0%
Secured principal debt to total assets, before depreciation			—	0.1%
Unencumbered assets to unsecured debt			2.1x	2.2x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			7.4x	6.3x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			6.9x	6.4x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			3.2x	4.1x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			3.6x	4.0x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.2x	4.1x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.6x	4.0x

			As of	As of
			9/30/20	12/31/19
Percentage of total debt:
Fixed			98.2%	97.8%
Variable			1.8%	2.2%
Unencumbered summary:
Percent of properties			100.0%	99.8%
Percent of ABR			100.0%	99.9%
Percent of NOI			100.0%	99.9%
Weighted average maturity (years):
Fixed			5.5	5.4
Variable			1.3	2.2
Total			5.5	5.4

Credit Ratings & Outlook: (3)

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by five outstanding letters of credit totaling $5.7 million.
(2) Net principal debt is as of the end of each specifed period.
(3) As of November 4, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 15

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Average Stated Interest Rate (1)
	2020		$—	—
	2021		—	—
	2022		566,849	2.97%
	2023		850,000	2.88%
	2024		800,000	3.73%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029		753,203	4.14%
	2030		800,000	4.05%
	Total Debt Maturities		$5,485,302	3.70%

	Net unamortized premium		31,478
	Deferred financing costs		(35,120)
	Debt obligations, net		$5,481,660

Detailed Maturity Schedule - Debt obligations

	Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans
Year	Maturities	Weighted Average Stated Interest Rate (1)	Maturities	Weighted Average Stated Interest Rate (1)
2020	$—	—	$—	—
2021	—	—	—	—
2022	566,849	2.97%	—	—
2023	500,000	3.25%	350,000	2.36%
2024	500,000	3.65%	300,000	3.86%
2025	700,000	3.85%	—	—
2026	607,542	4.17%	—	—
2027	400,000	3.90%	—	—
2028	7,708	6.90%	—	—
2029	753,203	4.14%	—	—
2030	800,000	4.05%	—	—
Total Debt Maturities	$4,835,302	3.79%	$650,000	3.05%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 16

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate (1)	Date	Total Indebtedness
FIXED RATE DEBT:
Unsecured fixed rate debt
Term Loan Facility - $350,000 (2)		$350,000	2.36%	12/12/23	6.38%
Term Loan Facility - $300,000 (3)		300,000	3.86%	7/26/24	5.47%
TOTAL UNSECURED FIXED RATE DEBT		650,000	3.05%		11.85%

Unsecured Notes
2022 Brixmor OP Notes (4)		150,000	2.16%	2/1/22	2.74%
3.88%, 2022 Brixmor OP Notes		316,849	3.88%	8/15/22	5.78%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	9.12%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	9.12%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/1/25	12.76%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.94%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.11%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	7.29%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.10%
4.13%, 2029 Brixmor OP Notes		750,000	4.13%	5/15/29	13.67%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
4.05%, 2030 Brixmor OP Notes		800,000	4.05%	7/1/30	14.58%
TOTAL FIXED RATE UNSECURED NOTES		4,735,302	3.84%		86.33%

TOTAL FIXED RATE DEBT		$5,385,302	3.75%		98.18%

UNSECURED VARIABLE RATE DEBT:
2022 Brixmor OP Notes (LIBOR + 105 basis points)		$100,000	1.30%	2/1/22	1.82%
TOTAL UNSECURED VARIABLE RATE DEBT		100,000	1.30%		1.82%

TOTAL VARIABLE RATE DEBT		$100,000	1.30%		1.82%

TOTAL DEBT OBLIGATIONS		$5,485,302	3.70%		100.00%

	Net unamortized premium	31,478
	Deferred financing costs	(35,120)
	DEBT OBLIGATIONS, NET	$5,481,660

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(3) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.
(4) Effective November 1, 2016, $150,000 of the 2022 Brixmor OP Notes is swapped from three-month LIBOR to a fixed rate of 1.113% (plus a spread of 105 basis points) through July 30, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 17

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	9/30/20

I. Aggregate debt test	< 65%	49.9%
Total Debt		5,481,660
Total Assets		10,981,692

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,981,692

III. Unencumbered asset ratio	> 150%	200.3%
Total Unencumbered Assets		10,981,692
Unsecured Debt		5,481,660

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.4x	3.1x
Consolidated EBITDA		701,566	645,572
Annual Debt Service Charge		207,192	207,067

(1) The Company had no secured debt as of September 30, 2020.
(2) For the OP's 4.050%, 2030 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 17, 2020 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	9/30/20

I. Leverage ratio	< 60%	41.3%
Total Outstanding Indebtedness		5,485,302
Balance Sheet Cash (1)		610,627
Total Asset Value		11,815,283

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		610,627
Total Asset Value		11,815,283

III. Unsecured leverage ratio	< 60%	41.3%
Total Unsecured Indebtedness		5,485,302
Unrestricted Cash (3)		609,219
Unencumbered Asset Value		11,815,283

IV. Fixed charge coverage ratio	> 1.5x	3.7x
Total Net Operating Income		767,439
Capital Expenditure Reserve		10,409
Fixed Charges		206,272

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The Company had no secured indebtedness as of September 30, 2020.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020 filed as Exhibit 10.1 to Form 8-K, filed with the Securities and Exchange Commission on May 1, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 18

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2020

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2020
Land adjacent to Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	2/26/20	$2,000	1.2 acres	-	-	-
			$2,000	1.2 acres

Three Months Ended September 30, 2020
Land adjacent to College Plaza	New York-Newark-Jersey City, NY-NJ-PA	7/13/20	$1,363	0.4 acres	-	-	-
			$1,363	0.4 acres

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2020		$3,363	1.6 acres

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 20

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2020
Mohawk Acres Plaza	Utica-Rome, NY	2/3/20	$9,450	156,680	81.8%	$22.01	Price Chopper, Family Dollar
Valley View Plaza	Marion, IN	2/7/20	3,200	29,974	79.0%	14.91	Aaron's
Lakes Crossing - Chick-fil-A Outparcel (4)	Muskegon, MI	2/25/20	1,300	4,990	100.0%	17.03	-
Stone Mill Plaza	Lancaster, PA	3/13/20	16,650	106,736	88.5%	13.13	Giant Food (Ahold Delhaize)
Southland Shopping Center - BJ's Wholesale Club (4)	Cleveland-Elyria, OH	3/27/20	11,200	109,309	100.0%	10.49	BJ's Wholesale Club
			$41,800	407,689

Three Months Ended June 30, 2020
Karam Shopping Center	Lafayette, LA	4/13/20	$3,150	100,120	88.4%	$3.57	Super 1 Foods, dd's Discounts (Ross)
Skyway Plaza	Tampa-St. Petersburg-Clearwater, FL	5/15/20	2,800	110,799	44.7%	11.43	Advantage Village Academy, Dollar Tree
			$5,950	210,919

Three Months Ended September 30, 2020
La Vista land parcel	Omaha-Council Bluffs, NE-IA	7/8/20	$2,625	6.9 acres	-	-	-
30th Street Plaza	Canton-Massillon, OH	7/9/20	6,458	145,935	93.6%	10.81	Giant Eagle
Chamberlain Plaza	New Haven-Milford, CT	7/10/20	2,310	54,302	38.9%	11.54	Dollar Tree
Kenworthy Crossing	El Paso, TX	7/30/20	9,500	74,393	92.6%	10.76	Albertsons
Berkshire Crossing - Home Depot and Walmart (4)	Pittsfield, MA	9/18/20	16,800	243,861	100.0%	N/A	The Home Depot, Walmart
			$37,693	518,491 / 6.9 acres

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2020		$85,443	1,137,099 / 6.9 acres

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2020
1	North Dover Center	Dover, DE	Remerchandise former Toys"R"Us with a 33K SF Bob's Discount Furniture
2	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Combine several small shop spaces for a 19K SF BioLife Plasma Services
3	Valley Crossing	Hickory-Lenoir-Morganton, NC	Remerchandise former Fallas with a 17K SF American Freight Furniture
4	Willow Springs Plaza	Manchester-Nashua, NH	Remerchandise former JCPenney with a 27K SF Patel Brothers grocer

In Process Projects
5	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus and additional retailers
6	Gateway Plaza - Vallejo	Vallejo, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
7	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for a 48K SF Chuze Fitness
8	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 22K SF HomeGoods
9	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg and remerchandise former Binny’s Beverage Depot with additional retailers
10	Market Centre	Elkhart-Goshen, IN	Remerchandise former Sam's Club with a 40K SF Burlington Stores and a 23K SF Ross Dress for Less
11	Lynn Marketplace	Boston-Cambridge-Newton, MA-NH	Remerchandise former Shaw’s with a 23K SF Stop And Compare grocer, a 22K SF junior anchor and a 3K SF small shop space
12	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 43K SF grocer and a 14K SF junior anchor
13	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor
14	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
15	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
16	Maplewood	Houston-The Woodlands-Sugar Land, TX	Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space
17	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randalls with a 57K SF Star Cinema Grill

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	17	$79,500	$33,950	9% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended September 30, 2020
1	East Port Plaza	Port St. Lucie, FL	Remerchandise remaining 51K SF portion of the former Kmart with an Urban Air Adventure Park
2	Southfield Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Relocate 2K SF H&R block within center to accommodate combining former Payless ShoeSource, Rent-A-Center and additional small shop space for an 18K SF Planet Fitness
3	Wendover Place	Greensboro-High Point, NC	Remerchandise former Babies"R"Us with a 44K SF Burlington Stores
4	Park Hills Plaza	Altoona, PA	Remerchandise former Toys"R"Us with a 33K SF Burlington Stores

Projects Stabilized During The Six Months Ended June 30, 2020
5	Briggsmore Plaza	Modesto, CA	Remerchandise former Fallas with a 19K SF dd's Discounts (Ross Dress for Less)
6	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF Bed Bath & Beyond
7	Cayuga Mall	Ithaca, NY	Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF Dollar Tree and renovation of existing Big Lots in conjunction with store remodel
8	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
9	Parkway Plaza	Winston-Salem, NC	Remerchandise former Fallas with a 17K SF Badcock Home Furniture
10	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN	Remerchandise former hhgregg with a 31K SF Bob’s Discount Furniture and a 27K SF Ross Dress for Less
11	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	11	$29,100	15%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's anchor space repositioning projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 22

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2020
1	Brentwood Plaza	Cincinnati, OH-KY-IN	Construction of a 2K SF Bank of America	Sep-21	$100	$100	85%
2	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Dec-21	250	—	25%

	In Process Projects
3	Southport Centre I - VI	Minneapolis-St. Paul-Bloomington, MN-WI	Demolition of former Bakers Square for construction of a 5K SF Panera	Dec-20	550	150	3%
4	Brunswick Town Center	Cleveland-Elyria, OH	Construction of a 5K SF Chick-fil-A	Dec-20	850	600	12%
5	Island Plaza	Charleston-North Charleston, SC	Construction of a 3K SF Autobell Car Wash	Dec-20	100	100	129%
6	Westwind Plaza	Minneapolis-St. Paul-Bloomington, MN-WI	Construction of a 4K SF Chase	Mar-21	1,100	1,000	13%
7	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Mar-21	4,450	4,350	8%
8	Tuckernuck Square	Richmond, VA	Construction of a 2K SF Starbucks	Mar-21	1,450	300	8%
9	Arapahoe Crossing	Denver-Aurora-Lakewood, CO	Construction of a 4K SF Bank of America	Jun-21	400	400	49%
10	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Jun-21	3,050	2,650	9%
11	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks and a 1K SF Sports Clips	Jun-21	3,900	3,800	9%
12	Hamilton Plaza	Trenton-Princeton, NJ	Construction of a 6K SF multi-tenant outparcel, including a 2K SF Starbucks	Sep-21	2,700	2,400	9%
13	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Sep-21	2,850	2,700	15%
14	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Sep-21	4,650	4,100	9%
15	Westgate Plaza	Springfield, MA	Construction of a 20K SF Aldi endcap	Dec-21	1,350	200	9%
16	The Commons at Wolfcreek	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing 4K SF outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Dec-21	2,800	500	21%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$30,550	$23,350	12%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Nine Months Ended September 30, 2020
1	Western Village	Cincinnati, OH-KY-IN	Construction of a 4K SF Bank of America	Jun-20		$250	42%
2	Hunting Hills	Roanoke, VA	Construction of a 2K SF Valvoline Instant Oil Change	Jun-20		200	37%
3	Delta Center	Lansing-East Lansing, MI	Construction of a 2K SF Chipotle	Mar-20		1,200	8%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$1,650	17%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

Due to COVID-19, there is inherent uncertainty as it relates to the Company's outparcel development projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2020
1	Freedom Square	Naples-Marco Island, FL	Remerchandise former Kmart with a 35K SF Burlington Stores, a 30K SF HomeGoods, a 20K SF Planet Fitness and additional small shop space; shopping center upgrades including façade renovations and landscaping	22	Dec-21	$11,500	$1,100	11%

2	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize existing Burlington Stores to 64K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking lot and pylon sign enhancements	13	Sep-22	15,150	1,150	10%

3	Wynnewood Village - Phase IV	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Dec-23	6,500	1,250	9%

	In Process Projects
4	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail including a 3K SF Orangetheory Fitness and a 1K SF Duck Donuts; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Dec-20	12,750	11,750	10%

5	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Dec-20	4,950	3,300	14%

6	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and an additional junior anchor; construction of multiple outparcel buildings; and shopping center upgrades including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Jun-21	15,600	9,150	8%

7	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-21	6,450	5,950	8%

8	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness use tenant and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Jun-21	9,400	7,400	9%

9	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 25K SF Burlington Stores, and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Sep-21	16,800	13,550	8%

10	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Sep-21	6,850	6,350	9%

11	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	31	Sep-21	12,550	3,150	10%

12	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and additional retailers; construction of a multi-tenant outparcel building; and shopping center upgrades including façade renovations, new pylon signage, landscaping and parking enhancements	33	Sep-21	14,200	8,700	11%

13	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Dec-21	7,900	3,550	10%

14	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including a 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-21	39,150	34,850	9%

15	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-21	2,400	100	12%

16	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with junior anchor retailers; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Mar-22	11,200	3,450	9%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

17	Venice Village	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including LED lighting	18	Mar-22	9,450	900	10%

18	Wynnewood Village - Phase III	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	7,450	1,300	6%

19	Village at Mira Mesa - Phase II	San Diego-Chula Vista-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Sep-22	10,400	3,900	7%

20	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-22	31,900	15,300	8%

21	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-23	10,400	4,650	10%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$262,950	$140,800	9%

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,2)	Yield (1,2)

STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2020
1	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20		$9,650	9%

2	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Sep-20		15,900	8%

3	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 24K SF office building and relocate / terminate existing small shops; ground up construction of a 34K SF LA Fitness	65	Sep-20		15,500	5%

	Projects Stabilized During The Six Months Ended June 30, 2020

4	Beneva Village Shoppes (3)	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED lighting	14	Mar-20		11,050	10%

5	Roosevelt Mall (4)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Mar-20		10,100	8%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$62,200	8%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Net project costs exclude $1.4 million of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.5 million of project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's redevelopment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
11	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
12	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
13	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
14	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
15	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Densification of site, including outparcel development
3	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Venice Shopping Center	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Downtown Publix	Port St. Lucie, FL	Densification of site, including outparcel development
6	East Port Plaza	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
7	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
8	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
9	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
10	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers, including a specialty grocer and/or entertainment users, outparcel development
11	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
12	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
13	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including one or more multi-tenant outparcel developments
14	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
15	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including addition of a specialty grocer and outparcel development
16	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
17	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
18	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers and potential multiple use redevelopment

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2019.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 26

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2020

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		9/30/20	6/30/20	3/31/20	12/31/19	9/30/19

Number of properties		395	398	400	403	409
GLA		69,391,717	69,942,365	70,142,984	70,630,803	71,540,493
Percent billed		88.0%	88.9%	89.1%	89.3%	88.6%
Percent leased		91.2%	92.1%	92.2%	92.4%	91.9%
TOTAL ≥ 10,000 SF		94.4%	95.1%	95.4%	95.2%	94.7%
TOTAL < 10,000 SF		84.3%	85.2%	85.1%	86.2%	85.6%
ABR		$882,718	$892,337	$894,355	$895,964	$892,997
ABR PSF		$14.86	$14.83	$14.80	$14.74	$14.59

PORTFOLIO BY UNIT SIZE AS OF 9/30/20
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	446	25,832,572	37.2%	93.2%	96.2%	$226,939	$10.34
20,000 - 34,999 SF	512	13,468,514	19.4%	89.6%	93.2%	136,041	10.97
10,000 - 19,999 SF	630	8,662,409	12.5%	87.2%	90.7%	110,541	14.43
5,000 - 9,999 SF	1,154	7,960,149	11.5%	82.1%	84.9%	117,956	18.23
< 5,000 SF	6,375	13,468,073	19.4%	80.6%	83.9%	291,241	26.66
TOTAL	9,117	69,391,717	100.0%	88.0%	91.2%	$882,718	$14.86

TOTAL ≥ 10,000 SF	1,588	47,963,495	69.1%	91.1%	94.4%	$473,521	$11.27
TOTAL < 10,000 SF	7,529	21,428,222	30.9%	81.1%	84.3%	409,197	23.52

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 28

PORTFOLIO COMPOSITION

ESSENTIAL, HYBRID AND OTHER RETAIL / SERVICES

Percent of Portfolio Leased GLA

NATIONAL / REGIONAL AND LOCAL TENANTS (1)

Percent of Portfolio Leased GLA

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA

(1) Franchise locations are categorized as National / Regional.

Percent of Portfolio ABR

Percent of Portfolio ABR

Percent of Portfolio ABR

Definitions

Essential:	Businesses deemed necessary for day-to-day living
Examples: Grocery, pharmacy, general merchandise (discount)
Hybrid:	Businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions
Examples: Restaurants, medical offices, electronics
Other Retail / Services:	Businesses deemed non-essential for day-to-day living
Examples: Apparel, fitness, entertainment

Definitions

National / Regional:	Multi-state operators or single-state operators with 20 or more locations; state agencies and government offices
Local:	Single-state operators with fewer than 20 locations

•89.6% of 3Q20 billed base rent collected for National / Regional tenants and 82.8% of 3Q20 billed base rent collected for Local tenants as of 10/30/20

•88.3% of 3Q20 billed base rent collected for Anchor tenants and 88.1% of 3Q20 billed base rent collected for Small Shop tenants as of 10/30/20

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 29

MERCHANDISE MIX COMPOSITION
Dollars in thousands

Essential = 34% of ABR	Hybrid = 25% of ABR	Other Retail / Services = 41% of ABR

Essential / Hybrid = 59% of ABR	~70% of shopping centers are grocery-anchored

			As of 10/30/20
Merchandise Mix	ABR	Percent of ABR	Percent of 2Q20 Billed Base Rent Collected	Percent of 3Q20 Billed Base Rent Collected	Percent of 2Q20 and 3Q20 Billed Base Rent Collected	Percent of October Billed Base Rent Collected

ESSENTIAL	$296,085	34%	98.7%	99.0%	98.8%	98.1%
Grocery / Pharmacy	143,242	16%	99.6%	99.4%	99.5%	99.3%
General Merchandise (Discount / Dollar)	33,195	4%	99.1%	99.1%	99.1%	98.9%
Financial services	24,918	3%	99.7%	99.5%	99.6%	99.2%
Pet	23,621	3%	97.8%	99.0%	98.4%	99.4%
Medical (essential)	19,956	2%	97.3%	99.1%	98.2%	98.1%
Mail / Shipping and Other services	14,353	2%	90.8%	90.0%	90.4%	76.3%
Home improvement	14,070	2%	95.5%	99.7%	97.6%	97.8%
Other Essential	12,959	1%	99.5%	100.0%	99.7%	99.9%
Auto	9,771	1%	99.9%	99.9%	99.9%	99.9%

HYBRID	$221,302	25%	82.3%	87.8%	85.1%	87.6%
Restaurants	128,345	15%	76.6%	81.9%	79.3%	81.6%
Electronics & Appliance	29,913	3%	95.3%	96.5%	95.9%	95.2%
Medical (Hybrid)	22,648	2%	88.1%	89.8%	89.0%	95.4%
Hobby & Crafts	17,631	2%	82.5%	98.5%	90.3%	97.4%
Liquor	8,880	1%	99.6%	99.6%	99.6%	95.6%
Other Hybrid Services	7,996	1%	98.5%	98.3%	98.4%	96.3%
Other Hybrid Retail	5,889	1%	67.7%	98.8%	83.1%	98.0%

OTHER RETAIL / SERVICES	$365,331	41%	65.1%	79.6%	72.4%	83.7%
Other Services	60,816	7%	79.0%	85.3%	82.1%	84.5%
Off-Price Apparel	60,378	7%	67.0%	69.8%	68.4%	87.8%
Fitness / Sports	47,002	5%	34.5%	62.4%	48.7%	67.9%
Value Apparel, Shoes, Accessories	45,843	5%	57.9%	83.9%	70.8%	85.1%
Home Décor	39,168	4%	78.4%	88.3%	83.3%	96.0%
Other Retail	33,473	4%	62.9%	95.8%	79.2%	94.9%
General Merchandise (Department, Gift, etc.)	32,417	4%	78.3%	92.0%	85.1%	90.4%
Health & Beauty	23,866	3%	82.1%	92.2%	87.1%	93.2%
Entertainment	22,368	2%	35.7%	39.4%	37.6%	38.4%

TOTAL	$882,718	100%	80.8%	88.2%	84.5%	89.6%

	Rent deferrals and abatements		10.4%	4.7%	7.6%	2.4%

	Total addressed billed base rent		91.2%	92.9%	92.1%	92.0%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 30

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	87	2,642,160	3.8%	$30,848	3.5%	$11.68
2	The Kroger Co. (3)	50	3,323,325	4.8%	24,970	2.8%	7.51
3	Dollar Tree Stores, Inc. (4)	125	1,453,183	2.1%	16,054	1.8%	11.05
4	Burlington Stores, Inc.	27	1,395,689	2.0%	14,451	1.6%	10.35
5	Publix Super Markets, Inc.	29	1,285,410	1.9%	12,220	1.4%	9.51
6	Ahold Delhaize (5)	21	1,127,311	1.6%	11,793	1.3%	10.46
7	Ross Stores, Inc (6)	36	972,892	1.4%	11,764	1.3%	12.09
8	L.A Fitness International, LLC	15	618,290	0.9%	11,355	1.3%	18.37
9	Albertson's Companies, Inc (7)	14	795,381	1.1%	9,729	1.1%	12.23
10	Bed Bath & Beyond, Inc. (8)	29	752,992	1.1%	9,351	1.1%	12.42

		433	14,366,633	20.7%	152,535	17.2%	10.62

11	PetSmart, Inc.	26	587,388	0.8%	8,742	1.0%	14.88
12	Big Lots, Inc.	35	1,150,510	1.7%	7,945	0.9%	6.91
13	PETCO Animal Supplies, Inc. (9)	32	434,440	0.6%	7,764	0.9%	17.87
14	Kohl's Corporation	12	914,585	1.3%	7,253	0.8%	7.93
15	Best Buy Co., Inc.	13	537,660	0.8%	6,828	0.8%	12.70
16	Ulta Beauty, Inc.	26	295,708	0.4%	6,827	0.8%	23.09
17	Party City Holdco Inc.	34	482,332	0.7%	6,774	0.8%	14.04
18	The Michaels Companies, Inc.	24	541,541	0.8%	6,599	0.7%	12.19
19	Wal-Mart Stores, Inc. (10)	14	1,643,376	2.4%	6,320	0.7%	3.85
20	Staples, Inc.	23	476,075	0.7%	6,028	0.7%	12.66

		672	21,430,248	30.9%	223,615	25.3%	10.43

21	Office Depot, Inc. (11)	23	502,566	0.7%	5,726	0.6%	11.39
22	Five Below, Inc.	34	296,856	0.4%	5,663	0.6%	19.08
23	DICK's Sporting Goods, Inc. (12)	10	384,141	0.6%	5,199	0.6%	13.53
24	Hobby Lobby Stores, Inc.	14	783,743	1.1%	5,179	0.6%	6.61
25	CVS Health	16	231,799	0.3%	4,972	0.6%	21.45
26	JOANN Stores, Inc.	21	415,255	0.6%	4,691	0.5%	11.30
27	Southeastern Grocers (13)	12	568,562	0.8%	4,550	0.5%	8.00
28	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,420	0.5%	16.45
29	JP Morgan Chase & Co.	28	101,550	0.1%	4,178	0.5%	41.14
30	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.5%	9.64
31	H.E. Butt Grocery Company (14)	4	268,380	0.4%	4,103	0.5%	15.29
32	Gap, Inc. (15)	13	215,422	0.3%	4,091	0.5%	18.99
33	Sally Beauty Holdings, Inc. (16)	94	168,305	0.2%	4,031	0.5%	23.95
34	Harbor Freight Tools	22	387,185	0.6%	3,735	0.4%	9.65
35	Barnes & Noble, Inc.	9	203,748	0.3%	3,690	0.4%	18.11
36	AMC Entertainment	4	200,955	0.3%	3,541	0.4%	17.62
37	Wakefern Food Corporation (17)	5	267,832	0.4%	3,522	0.4%	13.15
38	Rainbow Shops	34	252,722	0.4%	3,511	0.4%	13.89
39	Regal Entertainment Group (18)	4	229,170	0.3%	3,423	0.4%	14.94
40	Bank of America, NA	25	81,982	0.1%	3,242	0.4%	39.55

	TOTAL TOP 40 RETAILERS	1,063	27,687,980	39.8%	$309,218	35.1%	$11.17

(1) Includes only locations which are owned or guaranteed by the parent company.		(7) Includes Vons-4, Acme-2, Jewel-Osco-2, Tom Thumb-2, Albertsons-1, Randalls-1, Shop & Save Market-1 and Star Market-1.
(2) Includes Marshalls-35, T.J. Maxx-35, HomeGoods-15, HomeSense-1 and Sierra Trading Post-1.						(12) Includes DICK'S Sporting Goods-6 and Golf Galaxy-4.
(3) Includes Kroger-38, King Soopers-4, Harris Teeter-2, Ralphs-2, Dillons-1,		(8) Includes Bed Bath & Beyond-15, Christmas Tree Shops-4, Cost Plus World Market-4,				(13) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		Harmon Face Values-4 and buybuy Baby-2.				(14) Includes H-E-B-3 and Central Market-1.
(4) Includes Dollar Tree-109, Family Dollar-15 and Deal$-1.		(9) Includes PETCO-31 and Unleashed-1.				(15) Includes Old Navy-11 and Gap Factory-2.
(5) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2,		(10) Includes Supercenters-9, Discount Stores-2, Walmart Neighborhood Market-2,				(16) Includes Sally Beauty-86, Cosmoprof-7 and Macon Beauty Systems-1.
Bottom Dollar Food-1, Hannaford-1, and Tops Market-1.		and Sam's Club-1.				(17) Includes ShopRite-3 and PriceRite-2.
(6) Includes Ross Dress for Less-31 and dd's Discounts-5.		(11) Includes Office Depot-12 and OfficeMax-11.				(18) Includes Regal Cinemas-3 and United Artist Theatres-1.
Excludes three leases that are signed but not commenced and subject to non-disclosure agreements with a retailer aggregating 116,456 SF and $2.1 million of ABR. In combination with commenced leases from this retailer, the total GLA and ABR of the retailer is 199,134 SF and $4.0 million, respectively

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 31

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/20	418	3,155,433	$44,809	$14.20	$2.55	$1.08	5.7	357	2,628,856	$13.96	$13.16	6.1%
Three months ended 6/30/20	283	1,841,519	24,846	13.49	2.83	1.01	6.0	235	1,534,332	13.35	12.54	6.5%
Three months ended 3/31/20	334	2,347,315	32,357	13.78	4.46	1.24	5.9	285	2,099,579	13.40	12.26	9.3%
Three months ended 12/31/19	397	2,681,748	38,012	14.17	8.20	1.75	6.2	319	2,168,484	13.84	12.48	10.9%
TOTAL - TWELVE MONTHS ENDED 9/30/20	1,432	10,026,015	$140,023	$13.97	$4.56	$1.28	5.9	1,196	8,431,251	$13.68	$12.65	8.1%

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/20	368	2,152,872	$33,432	$15.53	$3.71	$1.58	6.1	307	1,626,295	$15.57	$14.73	5.7%
Three months ended 6/30/20	241	1,275,855	18,202	14.27	4.09	1.45	6.4	193	968,668	14.29	13.49	5.9%
Three months ended 3/31/20	277	1,410,630	21,783	15.44	7.35	2.06	6.5	228	1,162,894	15.10	13.70	10.2%
Three months ended 12/31/19	351	1,699,302	29,219	17.19	12.89	2.76	7.0	273	1,186,038	17.90	15.85	12.9%
TOTAL - TWELVE MONTHS ENDED 9/30/20	1,237	6,538,659	$102,637	$15.70	$6.95	$1.97	6.5	1,001	4,943,895	$15.76	$14.52	8.5%

NEW LEASES
Three months ended 9/30/20	103	683,517	$11,083	$16.22	$10.05	$4.94	9.7	46	178,742	$18.60	$16.30	14.1%
Three months ended 6/30/20	75	425,561	5,848	13.74	11.04	4.24	8.6	30	181,711	13.98	11.71	19.4%
Three months ended 3/31/20	103	586,654	9,294	15.84	16.48	4.83	9.1	54	338,918	14.95	12.09	23.7%
Three months ended 12/31/19	139	855,950	14,405	16.83	24.17	5.38	9.6	62	347,776	18.70	14.03	33.3%
TOTAL - TWELVE MONTHS ENDED 9/30/20	420	2,551,682	$40,631	$15.92	$16.43	$4.95	9.3	192	1,047,147	$16.65	$13.39	24.3%

RENEWAL LEASES
Three months ended 9/30/20	265	1,469,355	$22,349	$15.21	$0.76	$0.01	4.4	261	1,447,553	$15.19	$14.54	4.5%
Three months ended 6/30/20	166	850,294	12,354	14.53	0.61	0.06	5.3	163	786,957	14.36	13.90	3.3%
Three months ended 3/31/20	174	823,976	12,489	15.16	0.85	0.08	4.6	174	823,976	15.16	14.37	5.5%
Three months ended 12/31/19	212	843,352	14,814	17.57	1.43	0.11	4.4	211	838,262	17.56	16.60	5.8%
TOTAL - TWELVE MONTHS ENDED 9/30/20	817	3,986,977	$62,006	$15.55	$0.89	$0.06	4.6	809	3,896,748	$15.53	$14.82	4.8%

OPTION LEASES
Three months ended 9/30/20	50	1,002,561	$11,376	$11.35	$0.07	$—	5.0	50	1,002,561	$11.35	$10.60	7.1%
Three months ended 6/30/20	42	565,664	6,644	11.75	—	—	5.1	42	565,664	11.75	10.90	7.8%
Three months ended 3/31/20	57	936,685	10,573	11.29	0.11	—	5.0	57	936,685	11.29	10.47	7.8%
Three months ended 12/31/19	46	982,446	8,793	8.95	0.10	—	4.9	46	982,446	8.95	8.41	6.4%
TOTAL - TWELVE MONTHS ENDED 9/30/20	195	3,487,356	$37,386	$10.72	$0.08	$—	5.0	195	3,487,356	$10.72	$10.00	7.2%

LEASES BY ANCHOR AND SMALL SHOP		Three Months Ended 9/30/20						Twelve Months Ended 9/30/20
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	18%	67%	52%	$11.05	5.8%		16%	67%	47%	$9.94	8.6%
	New & Renewal Leases Only	13%	55%	41%	11.37	4.9%		11%	55%	37%	10.57	11.0%
New Leases		16%	68%	54%	12.85	(2.9)%		15%	60%	45%	11.98	41.7%
Renewal Leases		11%	50%	34%	10.43	6.0%		9%	51%	31%	9.50	2.8%
Option Leases		58%	90%	84%	10.62	6.7%		47%	89%	77%	9.21	6.5%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	82%	33%	48%	$20.46	6.3%		84%	33%	53%	$22.05	7.8%
	New & Renewal Leases Only	88%	45%	59%	20.71	6.0%		89%	45%	63%	21.92	7.5%
New Leases		84%	32%	46%	23.28	23.3%		85%	40%	55%	21.93	15.3%
Renewal Leases		89%	50%	66%	19.94	3.6%		91%	49%	69%	21.91	5.7%
Option Leases		42%	10%	16%	18.04	8.7%		53%	11%	23%	23.06	9.7%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 32

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	9/30/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19
NEW LEASES
Weighted average over lease term:
Base rent	$ 16.83	$ 17.32	$ 14.70	$ 16.82	$ 17.50	$ 16.70
Tenant improvements and allowances	(1.88)	(1.37)	(1.32)	(1.90)	(2.56)	(2.48)
Third party leasing commissions	(0.51)	(0.49)	(0.44)	(0.52)	(0.55)	(0.53)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	14.44	15.46	12.94	14.39	14.39	13.69
Tenant specific landlord work (1)	(1.16)	(0.46)	(0.74)	(1.47)	(1.71)	(1.10)
NET EFFECTIVE RENT	$ 13.28	$ 15.00	$ 12.20	$ 12.92	$ 12.68	$ 12.59
Net effective rent before tenant specific landlord work /
base rent	86%	89%	88%	86%	82%	82%
Net effective rent / base rent	79%	87%	83%	77%	72%	75%
Weighted average term (years)	9.3	9.7	8.6	9.1	9.6	9.4

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	42%	55%	27%	39%	39%	34%
< 10,000 SF	58%	45%	73%	61%	61%	66%

LEASES SIGNED BUT NOT YET COMMENCED
As of 9/30/20:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	62	1,831,380	$ 20,875	$ 11.40
< 10,000 SF	228	722,284	18,503	25.62
TOTAL	290	2,553,664	$ 39,378	$ 15.42

(1) Represents base building costs funded through tenant allowances.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 33

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	297	736,067	1.2%	1.4%	$16.73	$16.73	8	107,485	0.2%	0.2%	$9.69	$9.69	289	628,582	3.5%	2.8%	$17.94	$17.94
2020	233	1,148,858	1.8%	1.6%	12.66	12.66	22	605,314	1.3%	1.1%	8.98	8.98	211	543,544	3.0%	2.2%	16.76	16.76
2021	1,154	7,010,427	11.1%	10.2%	12.88	12.90	138	4,378,097	9.7%	7.9%	8.59	8.59	1,016	2,632,330	14.6%	12.9%	20.02	20.06
2022	1,123	7,963,776	12.6%	12.4%	13.75	13.86	187	5,484,854	12.1%	11.5%	9.89	9.90	936	2,478,922	13.7%	13.5%	22.30	22.62
2023	1,066	6,989,281	11.0%	11.3%	14.30	14.50	172	4,674,635	10.3%	10.0%	10.09	10.11	894	2,314,646	12.8%	12.9%	22.80	23.38
2024	1,031	9,125,462	14.4%	13.1%	12.68	12.90	196	6,831,766	15.1%	13.7%	9.48	9.52	835	2,293,696	12.7%	12.4%	22.19	22.99
2025	834	7,631,467	12.1%	11.4%	13.15	13.43	177	5,665,427	12.5%	12.1%	10.11	10.16	657	1,966,040	10.9%	10.5%	21.90	22.88
2026	453	4,769,404	7.5%	7.6%	14.07	14.85	128	3,714,477	8.2%	8.8%	11.18	11.71	325	1,054,927	5.8%	6.2%	24.24	25.90
2027	363	3,244,159	5.1%	5.5%	15.05	16.26	75	2,246,822	5.0%	5.5%	11.67	12.39	288	997,337	5.5%	5.5%	22.66	24.97
2028	303	2,771,987	4.4%	5.0%	15.98	17.16	71	2,000,284	4.4%	4.9%	11.71	12.20	232	771,703	4.3%	5.1%	27.04	30.02
2029	352	3,700,619	5.8%	6.3%	14.92	16.13	99	2,861,666	6.3%	7.0%	11.66	12.37	253	838,953	4.6%	5.3%	26.05	28.96
2030+	634	8,221,977	13.0%	14.2%	15.16	16.69	204	6,687,528	14.9%	17.3%	12.18	13.35	430	1,534,449	8.6%	10.7%	28.17	31.25

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	297	736,067	1.2%	1.4%	$16.73	$16.73	8	107,485	0.2%	0.2%	$9.69	$9.69	289	628,582	3.5%	2.8%	$17.94	$17.94
2020	200	736,748	1.2%	1.1%	13.58	13.58	10	250,277	0.6%	0.4%	7.75	7.75	190	486,471	2.7%	2.0%	16.57	16.57
2021	890	3,270,578	5.2%	5.6%	15.11	15.14	51	1,264,502	2.8%	2.2%	8.13	8.13	839	2,006,076	11.1%	9.6%	19.51	19.55
2022	799	2,805,559	4.4%	5.6%	17.57	17.84	50	1,031,911	2.3%	2.2%	9.93	9.96	749	1,773,648	9.8%	9.5%	22.02	22.42
2023	759	2,703,364	4.3%	5.5%	18.07	18.54	53	1,052,710	2.3%	2.3%	10.45	10.48	706	1,650,654	9.1%	9.3%	22.93	23.69
2024	656	2,629,221	4.2%	5.0%	16.77	17.39	45	1,147,949	2.5%	2.5%	10.13	10.24	611	1,481,272	8.2%	7.9%	21.92	22.93
2025	490	2,095,893	3.3%	4.0%	16.75	17.60	40	970,383	2.1%	2.1%	10.41	10.63	450	1,125,510	6.2%	6.1%	22.22	23.61
2026	334	1,871,757	3.0%	3.3%	15.54	16.96	34	977,390	2.2%	1.9%	9.10	9.74	300	894,367	5.0%	4.9%	22.57	24.85
2027	338	2,035,684	3.2%	3.7%	16.21	17.91	52	1,153,857	2.5%	2.6%	10.82	11.78	286	881,827	4.9%	5.0%	23.27	25.92
2028	291	1,538,424	2.4%	3.1%	17.97	19.94	34	759,449	1.7%	1.8%	11.48	12.27	257	778,975	4.3%	4.6%	24.29	27.42
2029	298	1,537,752	2.4%	3.2%	17.78	19.92	36	740,627	1.6%	1.8%	11.72	12.80	262	797,125	4.4%	4.6%	23.42	26.55
2030+	2,491	41,352,437	65.2%	58.5%	12.49	15.93	1,064	35,801,815	79.2%	80.0%	10.57	13.37	1,427	5,550,622	30.8%	33.7%	24.87	32.42

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 9/30/20				77.1%	81.5%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	26	3,187,040	86.9%	93.1%	$64,449	$21.86	6.6%	4.6%	7.3%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,615	96.0%	97.9%	34,788	22.87	2.5%	2.5%	3.9%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,521,001	77.6%	82.1%	39,107	14.21	3.5%	5.1%	4.4%
4	Dallas-Fort Worth-Arlington, TX	12	2,514,501	89.4%	91.9%	40,744	17.82	3.0%	3.6%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	30	4,063,932	90.3%	94.1%	47,855	12.91	7.6%	5.9%	5.4%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	456,255	71.9%	77.8%	5,015	14.13	0.8%	0.7%	0.6%
7	Miami-Fort Lauderdale-Pompano Beach, FL	9	1,453,963	80.9%	86.5%	19,592	15.72	2.3%	2.1%	2.2%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,238,459	81.8%	88.2%	60,991	18.91	5.8%	6.1%	6.9%
9	Atlanta-Sandy Springs-Alpharetta, GA	22	3,326,176	88.5%	89.3%	34,668	12.07	5.6%	4.8%	3.9%
10	Phoenix-Mesa-Chandler, AZ	0	—	—%	—%	—	—	—%	—%	—%
	Top 10 Largest US MSAs by Population	149	24,467,942	85.7%	89.9%	347,209	16.60	37.7%	35.4%	39.2%

11	Boston-Cambridge-Newton, MA-NH	6	713,272	75.9	89.3	8,417	13.27	1.5	1.0	1.0
12	San Francisco-Oakland-Berkeley, CA	2	506,994	99.0%	99.4%	11,751	28.81	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	505,679	91.2%	92.6%	8,620	21.23	1.0%	0.7%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	89.5%	90.9%	15,261	12.78	2.0%	2.1%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,193,178	86.3%	89.7%	13,957	14.29	2.0%	1.7%	1.6%
17	San Diego-Chula Vista-Carlsbad, CA	3	660,209	94.0%	96.5%	14,454	23.18	0.8%	1.0%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	11	1,790,291	86.3%	87.5%	23,910	15.95	2.8%	2.6%	2.7%
19	Denver-Aurora-Lakewood, CO	6	1,316,626	94.1%	98.0%	17,498	14.55	1.5%	1.9%	2.0%
20	St. Louis, MO-IL	2	209,036	94.0%	94.0%	2,101	10.87	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	199	32,794,513	86.6%	90.4%	463,178	16.51	50.3%	47.4%	52.3%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Charlotte-Concord-Gastonia, NC-SC	6	1,770,319	93.1%	93.4%	16,644	10.97	1.5%	2.6%	1.9%
23	Orlando-Kissimmee-Sanford, FL	5	803,879	88.3%	90.3%	16,477	22.90	1.3%	1.2%	1.9%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento-Roseville-Folsom, CA	1	105,931	54.0%	54.0%	1,285	22.48	0.3%	0.2%	0.1%
27	Pittsburgh, PA	1	202,349	98.4%	100.0%	2,058	11.46	0.3%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Austin-Round Rock-Georgetown, TX	1	169,405	97.7%	97.7%	2,098	12.67	0.3%	0.2%	0.2%
30	Cincinnati, OH-KY-IN	7	1,853,536	92.6%	95.0%	22,746	16.53	1.8%	2.7%	2.6%
31	Kansas City, MO-KS	4	608,649	91.9%	94.6%	4,780	8.44	1.0%	0.9%	0.5%
32	Columbus, OH	3	435,069	86.8%	89.2%	3,863	10.65	0.8%	0.6%	0.4%
33	Indianapolis-Carmel-Anderson, IN	2	726,319	86.6%	87.9%	7,011	11.16	0.5%	1.0%	0.8%
34	Cleveland-Elyria, OH	3	795,777	80.0%	80.7%	8,270	12.99	0.8%	1.1%	0.9%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 35

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	97.8%	97.8%	9,248	11.89	1.0%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	97.7%	97.7%	2,837	21.34	0.3%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha, WI	4	566,998	88.2%	88.6%	5,888	11.72	1.0%	0.8%	0.7%
40	Jacksonville, FL	3	685,315	89.5%	90.2%	6,539	11.01	0.8%	1.0%	0.7%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh-Cary, NC	2	291,026	99.6%	100.0%	3,884	13.45	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	85.3%	93.3%	9,434	15.95	0.3%	0.9%	1.1%
44	Richmond, VA	2	228,668	94.4%	96.9%	3,495	15.77	0.5%	0.3%	0.4%
45	New Orleans-Metairie, LA	0	—	—%	—%	—	—	—%	—%	—%
46	Louisville/Jefferson County, KY-IN	4	700,232	93.4	93.8	7,127	11.15	1.0	1.0	0.8
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-East Hartford-Middletown, CT	3	584,075	84.2%	84.2%	8,536	17.35	0.8%	0.8%	1.0%
49	Buffalo-Cheektowaga, NY	0	—	—	—	—	—	—	—	—
50	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	256	44,922,050	87.6%	90.8%	605,398	15.72	64.8%	64.7%	68.6%

	MSAs Ranked 51 - 100 by Population	48	8,339,056	90.4%	91.9%	94,756	13.07	12.2%	12.0%	10.7%

	Other MSAs	91	16,130,611	88.0%	92.2%	182,564	13.36	23.0%	23.3%	20.7%

TOTAL		395	69,391,717	88.0%	91.2%	$882,718	$14.86	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,187,040	86.9%	93.1%	$64,449	$21.86	6.6%	4.6%	7.3%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,238,459	81.8%	88.2%	60,991	18.91	5.8%	6.1%	6.9%
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,063,932	90.3%	94.1%	47,855	12.91	7.6%	5.9%	5.4%
4	Dallas-Fort Worth-Arlington, TX	4	12	2,514,501	89.4%	91.9%	40,744	17.82	3.0%	3.6%	4.6%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,521,001	77.6%	82.1%	39,107	14.21	3.5%	5.1%	4.4%
6	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,615	96.0%	97.9%	34,788	22.87	2.5%	2.5%	3.9%
7	Atlanta-Sandy Springs-Alpharetta, GA	9	22	3,326,176	88.5%	89.3%	34,668	12.07	5.6%	4.8%	3.9%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,790,291	86.3%	87.5%	23,910	15.95	2.8%	2.6%	2.7%
9	Cincinnati, OH-KY-IN	30	7	1,853,536	92.6%	95.0%	22,746	16.53	1.8%	2.7%	2.6%
10	Miami-Fort Lauderdale-Pompano Beach, FL	7	9	1,453,963	80.9%	86.5%	19,592	15.72	2.3%	2.1%	2.2%
	10 Largest MSAs by ABR	—	164	27,655,514	86.4%	90.2%	388,850	16.59	41.5%	40.0%	43.9%

11	Denver-Aurora-Lakewood, CO	19	6	1,316,626	94.1%	98.0%	17,498	14.55	1.5%	1.9%	2.0%
12	Charlotte-Concord-Gastonia, NC-SC	22	6	1,770,319	93.1%	93.4%	16,644	10.97	1.5%	2.6%	1.9%
13	Orlando-Kissimmee-Sanford, FL	23	5	803,879	88.3%	90.3%	16,477	22.90	1.3%	1.2%	1.9%
14	Detroit-Warren-Dearborn, MI	14	8	1,431,286	89.5%	90.9%	15,261	12.78	2.0%	2.1%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	17	3	660,209	94.0%	96.5%	14,454	23.18	0.8%	1.0%	1.6%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,193,178	86.3%	89.7%	13,957	14.29	2.0%	1.7%	1.6%
17	Naples-Marco Island, FL	142	4	780,327	78.8%	91.7%	12,822	18.44	1.0%	1.1%	1.5%
18	Ann Arbor, MI	147	3	820,327	88.5%	90.9%	12,055	16.29	0.8%	1.2%	1.4%
19	San Francisco-Oakland-Berkeley, CA	12	2	506,994	99.0%	99.4%	11,751	28.81	0.5%	0.7%	1.3%
20	Vallejo, CA	122	1	519,223	93.5%	94.9%	10,002	20.48	0.3%	0.7%	1.1%
	20 Largest MSAs by ABR	—	210	37,457,882	87.5%	91.0%	529,771	16.56	53.2%	54.2%	59.9%

21	Binghamton, NY	194	4	751,572	92.7%	93.2%	9,839	14.04	1.0%	1.1%	1.1%
22	Allentown-Bethlehem-Easton, PA-NJ	70	3	829,432	89.0%	89.0%	9,474	14.27	0.8%	1.2%	1.1%
23	Memphis, TN-MS-AR	43	1	652,349	85.3%	93.3%	9,434	15.95	0.3%	0.9%	1.1%
24	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	97.8%	97.8%	9,248	11.89	1.0%	1.1%	1.0%
25	Port St. Lucie, FL	113	5	690,935	79.0%	88.8%	9,156	15.02	1.3%	1.0%	1.0%
26	North Port-Sarasota-Bradenton, FL	72	5	737,950	87.7%	89.7%	8,659	13.16	1.3%	1.1%	1.0%
27	Riverside-San Bernardino-Ontario, CA	13	4	505,679	91.2%	92.6%	8,620	21.23	1.0%	0.7%	1.0%
28	Hartford-East Hartford-Middletown, CT	48	3	584,075	84.2%	84.2%	8,536	17.35	0.8%	0.8%	1.0%
29	Boston-Cambridge-Newton, MA-NH	11	6	713,272	75.9%	89.3%	8,417	13.27	1.5%	1.0%	1.0%
30	Cleveland-Elyria, OH	34	3	795,777	80.0%	80.7%	8,270	12.99	0.8%	1.1%	0.9%
31	Louisville/Jefferson County, KY-IN	46	4	700,232	93.4%	93.8%	7,127	11.15	1.0%	1.0%	0.8%
32	Indianapolis-Carmel-Anderson, IN	33	2	726,319	86.6%	87.9%	7,011	11.16	0.5%	1.0%	0.8%
33	Jacksonville, FL	40	3	685,315	89.5%	90.2%	6,539	11.01	0.8%	1.0%	0.7%
34	Norwich-New London, CT	183	2	433,532	92.8%	92.8%	6,409	15.94	0.5%	0.6%	0.7%
35	New Haven-Milford, CT	67	4	492,105	82.9%	83.3%	6,130	14.96	1.0%	0.7%	0.7%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
36	Milwaukee-Waukesha, WI	39	4	566,998	88.2%	88.6%	5,888	11.72	1.0%	0.8%	0.7%
37	Poughkeepsie-Newburgh-Middletown, NY	86	3	399,379	98.4%	98.4%	5,599	14.47	0.8%	0.6%	0.6%
38	College Station-Bryan, TX	186	4	491,214	92.8%	93.1%	5,578	14.62	1.0%	0.7%	0.6%
39	Greensboro-High Point, NC	75	1	406,768	95.2%	96.2%	5,478	14.00	0.3%	0.6%	0.6%
40	Worcester, MA-CT	58	3	515,320	92.8%	93.2%	5,457	13.82	0.8%	0.7%	0.6%
41	Scranton--Wilkes-Barre, PA	101	2	619,139	91.1%	92.0%	5,280	23.45	0.5%	0.9%	0.6%
42	Wilmington, NC	167	2	379,107	95.7%	95.7%	5,255	14.64	0.5%	0.5%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	456,255	71.9%	77.8%	5,015	14.13	0.8%	0.7%	0.6%
44	Winston-Salem, NC	87	3	437,561	90.0%	90.0%	4,984	13.29	0.8%	0.6%	0.6%
45	Kansas City, MO-KS	31	4	608,649	91.9%	94.6%	4,780	8.44	1.0%	0.9%	0.5%
46	Dayton-Kettering, OH	73	2	351,898	95.6%	96.9%	4,511	13.53	0.5%	0.5%	0.5%
47	Oxnard-Thousand Oaks-Ventura, CA	68	2	316,522	82.0%	84.4%	4,410	17.21	0.5%	0.5%	0.5%
48	Boulder, CO	155	1	278,419	94.0%	94.4%	4,372	16.63	0.3%	0.4%	0.5%
49	Fresno, CA	54	1	261,344	99.0%	99.0%	4,129	15.95	0.3%	0.4%	0.5%
50	Charleston-North Charleston, SC	74	2	498,871	85.6%	86.3%	4,055	9.54	0.5%	0.7%	0.5%
	50 Largest MSAs by ABR	—	300	54,141,211	87.8%	90.9%	727,431	15.71	76.4%	78.0%	82.3%

51	Greenville-Anderson, SC	60	2	220,723	98.3%	98.9%	3,944	18.49	0.5%	0.3%	0.4%
52	Mobile, AL	126	1	415,636	71.3%	84.1%	3,938	11.54	0.3%	0.6%	0.4%
53	Manchester-Nashua, NH	131	2	347,947	53.1%	63.4%	3,895	18.57	0.5%	0.5%	0.4%
54	Raleigh-Cary, NC	42	2	291,026	99.6%	100.0%	3,884	13.45	0.5%	0.4%	0.4%
55	Columbus, OH	32	3	435,069	86.8%	89.2%	3,863	10.65	0.8%	0.6%	0.4%
56	Spartanburg, SC	161	1	360,277	83.2%	83.8%	3,861	13.49	0.3%	0.5%	0.4%
57	Panama City, FL	247	2	397,492	95.7%	97.1%	3,788	9.82	0.5%	0.6%	0.4%
58	Bakersfield, CA	62	1	240,068	96.3%	96.3%	3,579	15.77	0.3%	0.3%	0.4%
59	Richmond, VA	44	2	228,668	94.4%	96.9%	3,495	15.77	0.5%	0.3%	0.4%
60	Hilton Head Island-Bluffton, SC	204	2	230,352	94.3%	95.9%	3,395	15.37	0.5%	0.3%	0.4%
61	Odessa, TX	262	1	372,534	100.0%	100.0%	3,337	14.17	0.3%	0.5%	0.4%
62	Springfield, MA	84	2	319,668	92.9%	99.1%	3,208	13.63	0.5%	0.5%	0.4%
63	Des Moines-West Des Moines, IA	83	2	512,825	93.0%	94.3%	3,205	6.69	0.5%	0.7%	0.4%
64	Atlantic City-Hammonton, NJ	187	1	179,199	89.8%	90.6%	3,198	19.69	0.3%	0.3%	0.4%
65	Pittsfield, MA	331	1	192,944	95.3%	97.4%	2,999	16.35	0.3%	0.3%	0.3%
66	Greenville, NC	238	1	233,153	84.9%	84.9%	2,860	14.45	0.3%	0.3%	0.3%
67	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	97.7%	97.7%	2,837	21.34	0.3%	0.2%	0.3%
68	Savannah, GA	139	2	221,381	93.5%	96.4%	2,796	13.10	0.5%	0.3%	0.3%
69	Roanoke, VA	163	2	315,008	98.5%	98.5%	2,721	10.90	0.5%	0.5%	0.3%
70	Bridgeport-Stamford-Norwalk, CT	59	1	161,075	95.3%	97.3%	2,486	15.86	0.3%	0.2%	0.3%
71	Hickory-Lenoir-Morganton, NC	146	2	284,984	87.4%	93.8%	2,433	9.11	0.5%	0.4%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 38

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
72	Duluth, MN-WI	170	1	183,087	96.9%	98.2%	2,382	13.25	0.3%	0.3%	0.3%
73	Altoona, PA	341	1	266,512	74.7%	87.4%	2,364	10.25	0.3%	0.4%	0.3%
74	Dover, DE	237	1	191,974	52.2%	99.3%	2,249	11.79	0.3%	0.3%	0.3%
75	Concord, NH	281	1	191,887	95.3%	100.0%	2,241	12.54	0.3%	0.3%	0.3%
76	Santa Maria-Santa Barbara, CA	123	1	179,549	100.0%	100.0%	2,240	13.45	0.3%	0.3%	0.3%
77	Elkhart-Goshen, IN	220	1	257,748	93.7%	93.7%	2,176	16.48	0.3%	0.4%	0.2%
78	St. Louis, MO-IL	20	2	209,036	94.0%	94.0%	2,101	10.87	0.5%	0.3%	0.2%
79	Austin-Round Rock-Georgetown, TX	29	1	169,405	97.7%	97.7%	2,098	12.67	0.3%	0.2%	0.2%
80	Fort Wayne, IN	133	2	248,451	74.9%	75.3%	2,094	13.30	0.5%	0.4%	0.2%
81	Pittsburgh, PA	27	1	202,349	98.4%	100.0%	2,058	11.46	0.3%	0.3%	0.2%
82	Manhattan, KS	321	1	217,261	96.0%	97.6%	2,039	15.50	0.3%	0.3%	0.2%
83	Flint, MI	134	1	164,625	94.3%	97.0%	2,010	12.68	0.3%	0.2%	0.2%
84	Rutland, VT	539	1	223,314	100.0%	100.0%	1,980	8.99	0.3%	0.3%	0.2%
85	Syracuse, NY	90	1	128,404	100.0%	100.0%	1,954	15.22	0.3%	0.2%	0.2%
86	Greeneville, TN	484	1	224,139	97.1%	97.1%	1,924	8.94	0.3%	0.3%	0.2%
87	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,920	10.28	0.3%	0.3%	0.2%
88	Tucson, AZ	53	1	165,350	87.8%	87.8%	1,879	12.94	0.3%	0.2%	0.2%
89	Trenton-Princeton, NJ	148	1	160,969	32.6%	97.5%	1,853	11.80	0.3%	0.2%	0.2%
90	Saginaw, MI	230	1	184,735	97.2%	97.2%	1,851	10.31	0.3%	0.3%	0.2%
91	Ithaca, NY	380	1	204,405	99.1%	99.1%	1,840	9.81	0.3%	0.3%	0.2%
92	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	98.4%	98.4%	1,821	11.70	0.3%	0.2%	0.2%
93	Columbus, IN	427	1	145,789	95.9%	97.8%	1,814	12.72	0.3%	0.2%	0.2%
94	California-Lexington Park, MD	356	1	92,335	100.0%	100.0%	1,788	19.36	0.3%	0.1%	0.2%
95	Portland-South Portland, ME	105	1	287,513	87.3%	94.8%	1,784	17.12	0.3%	0.4%	0.2%
96	Toledo, OH	93	1	295,665	72.5%	83.8%	1,776	12.54	0.3%	0.4%	0.2%
97	Deltona-Daytona Beach-Ormond Beach, FL	88	1	182,054	93.2%	97.8%	1,567	8.81	0.3%	0.3%	0.2%
98	London, KY	291	1	165,826	100.0%	100.0%	1,565	9.44	0.3%	0.2%	0.2%
99	Durham-Chapel Hill, NC	92	1	97,226	98.4%	100.0%	1,559	16.03	0.3%	0.1%	0.2%
100	Lansing-East Lansing, MI	103	1	188,646	83.4%	83.4%	1,481	9.56	0.3%	0.3%	0.2%
	100 Largest MSAs by ABR	—	365	65,824,763	88.1%	91.4%	853,561	15.16	92.4%	94.9%	96.7%

	Other MSAs	—	30	3,566,954	87.2%	89.1%	29,157	9.39	7.6%	5.1%	3.3%

TOTAL		—	395	69,391,717	88.0%	91.2%	$882,718	$14.86	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 39

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	47	7,810,625	85.2%	89.3%	$105,742	$15.46	11.9%	11.3%	12.0%
2	Texas	51	7,892,451	91.0%	93.9%	102,512	14.57	12.9%	11.4%	11.6%
3	California	27	5,094,449	93.8%	95.3%	96,486	21.46	6.8%	7.3%	10.9%
4	New York	28	3,577,981	91.3%	94.1%	66,081	19.85	7.1%	5.2%	7.5%
5	Pennsylvania	26	5,014,711	83.6%	88.3%	62,726	17.25	6.6%	7.2%	7.1%
6	North Carolina	20	4,243,307	93.0%	93.7%	44,686	11.85	5.1%	6.1%	5.1%
7	New Jersey	16	2,843,142	83.4%	93.2%	43,117	17.34	4.1%	4.1%	4.9%
8	Georgia	30	4,228,329	87.7%	89.7%	42,206	11.43	7.6%	6.1%	4.8%
9	Illinois	15	3,608,847	78.0%	82.3%	39,715	14.02	3.8%	5.2%	4.5%
10	Michigan	16	2,993,748	89.2%	90.6%	34,638	13.34	4.1%	4.3%	3.9%
11	Ohio	15	3,045,070	86.7%	89.8%	33,559	14.33	3.8%	4.4%	3.8%
12	Connecticut	11	1,796,283	86.8%	87.1%	24,703	15.80	2.8%	2.6%	2.8%
13	Tennessee	9	2,037,716	93.5%	96.1%	23,400	12.10	2.3%	2.9%	2.6%
14	Colorado	7	1,595,045	94.1%	97.4%	21,870	14.92	1.8%	2.3%	2.5%
15	Massachusetts	10	1,499,510	85.3%	93.5%	18,150	14.76	2.5%	2.2%	2.1%
16	Kentucky	7	1,683,399	94.6%	95.0%	17,364	12.02	1.8%	2.4%	2.0%
17	Minnesota	9	1,376,265	87.7%	90.8%	16,339	14.13	2.3%	2.0%	1.9%
18	South Carolina	7	1,310,223	88.6%	89.4%	15,255	13.32	1.8%	1.9%	1.7%
19	Indiana	7	1,510,334	88.0%	88.8%	14,457	12.12	1.8%	2.2%	1.6%
20	Virginia	7	1,017,100	90.0%	90.6%	10,955	12.93	1.8%	1.5%	1.2%
21	New Hampshire	5	781,528	75.3%	81.0%	8,067	13.31	1.3%	1.1%	0.9%
22	Maryland	3	415,708	77.7%	84.1%	5,951	17.01	0.8%	0.6%	0.7%
23	Wisconsin	4	566,998	88.2%	88.6%	5,888	11.72	1.0%	0.8%	0.7%
24	Missouri	5	655,984	93.0%	95.5%	5,420	8.83	1.3%	0.9%	0.6%
25	Alabama	1	415,636	71.3%	84.1%	3,938	11.54	0.2%	0.6%	0.4%
26	Kansas	2	378,962	93.6%	94.5%	3,500	12.61	0.5%	0.5%	0.4%
27	Iowa	2	512,825	93.0%	94.3%	3,205	6.69	0.5%	0.7%	0.4%
28	Delaware	1	191,974	52.2%	99.3%	2,249	11.79	0.2%	0.3%	0.3%
29	West Virginia	2	251,500	90.0%	90.0%	2,026	8.95	0.5%	0.4%	0.2%
30	Vermont	1	223,314	100.0%	100.0%	1,980	8.99	0.2%	0.3%	0.2%
31	Oklahoma	1	186,851	100.0%	100.0%	1,920	10.28	0.2%	0.3%	0.2%
32	Arizona	1	165,350	87.8%	87.8%	1,879	12.94	0.2%	0.2%	0.2%
33	Maine	1	287,513	87.3%	94.8%	1,784	17.12	0.2%	0.4%	0.2%
34	Louisiana	1	179,039	71.4%	71.4%	950	7.43	0.2%	0.3%	0.1%

TOTAL		395	69,391,717	88.0%	91.2%	$882,718	$14.86	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	415,636	84.1%	$3,938	$11.54	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	87.8%	1,879	12.94	Sam's Club*	CareMore, Defy-Tucson, Stein Mart	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,579	15.77	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	64.1%	2,155	29.32	Trader Joe's*	CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	94.9%	1,400	21.94	Stater Bros.	-	-
6	Cudahy Plaza (3)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2020	123,146	91.9%	2,523	22.30	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,931	54.0%	1,285	22.48	Trader Joe's	Cost Plus World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,570	15.92	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	94.9%	2,877	24.31	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,129	15.95	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,240	13.45	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	96.5%	1,228	14.62	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,158	22.25	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.7%	2,176	18.47	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,284	11.26	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	100.0%	2,784	33.92	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	99.1%	8,967	27.52	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	94.1%	6,084	24.99	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	96.8%	5,090	30.95	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	95.2%	944	20.21	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2020	436,945	96.1%	10,007	24.62	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.7%	3,870	23.79	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,150	28.85	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,559	23.93	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,255	12.34	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	88.3%	2,879	22.52	Stater Bros.	Rite Aid, Stein Mart	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,126	21.17	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	103,880	93.1%	2,165	22.40	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2018	519,223	94.9%	10,002	20.48	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	801	8.41	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.0%	7,473	15.97	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swin School, Kohl's, Planet Fitness, Stein Mart	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,833	10.99	King Soopers (Kroger)	Cinema Latino, Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	94.5%	1,837	16.06	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	91.8%	1,059	39.24	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	94.4%	4,372	16.63	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2020	331,128	100.0%	4,495	13.58	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Kids Empire, Overstock Furniture & Mattress, Ross Dress for Less, Tile Shop, Ulta	-
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,406	91.7%	2,587	26.51	Whole Foods Market	Petco	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.9%	2,390	13.07	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	987	13.99	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	75.5%	3,502	14.16	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	98.1%	2,447	16.64	Price Chopper	Dick's Sporting Goods	-
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	95.3%	1,769	17.86	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	68.8%	1,315	14.40	-	Christmas Tree Shops	-
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,486	15.86	-	LA Fitness, Marshalls	-
45	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	82.3%	1,142	11.05	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	81.3%	2,059	13.84	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.6%	4,019	18.32	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	North Dover Center	Dover	DE	Dover, DE	1989	191,974	99.3%	2,249	11.79	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
49	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,912	17.81	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	88.2%	6,058	22.81	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	90.3%	3,587	15.04	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	-
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,488	87.6%	1,921	24.24	-	Broward County Library, CVS	-
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	97.8%	1,567	8.81	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,821	11.70	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	98.8%	850	9.86	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	86.4%	2,210	8.39	-	American Signature Furniture, Bealls Outlet, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	97.5%	1,837	19.19	-	Dollar Tree, LA Fitness	-
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	137,020	88.9%	2,222	18.25	Walmart Neighborhood Market	Walgreens	-
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	182,314	83.0%	1,687	11.53	Publix	Dollar Tree, Petco, Staples, T.J.Maxx	-
60	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2020	109,745	75.2%	1,814	22.80	Publix	-	-
61	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	343,585	71.2%	3,476	14.63	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1996	198,473	99.1%	3,617	18.39	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
63	Freedom Square (3)	Naples	FL	Naples-Marco Island, FL	2020	211,839	84.6%	2,319	12.95	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	3,813	19.22	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2018	256,948	98.0%	4,876	20.46	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,109	13.67	Publix	Zone Fitness Club	-
67	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	97.5%	1,025	11.89	Sedano's	Family Dollar	-
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,531	17.94	-	Burlington Stores, LA Fitness	Target
69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.9%	1,077	14.57	Publix	-	-
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	94.6%	1,131	16.44	Seabra Foods	Office Depot	-
71	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2020	415,615	83.4%	9,901	29.13	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas, Rodizio Grill	-
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	839	13.00	Publix	-	-
73	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,468	93.5%	2,967	19.72	-	Coastal Care, Walgreens	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

74	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.8%	1,238	13.50	Publix	-	-
75	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	98.5%	2,550	8.67	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
76	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	84.1%	2,510	13.91	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.9%	1,206	13.35	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	738	12.94	Winn-Dixie (Southeastern Grocers)	-	-
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	93.9%	773	20.90	SuperTarget*	The Zoo Health Club	-
80	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,605	18.32	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
81	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,121	12.56	Publix	Big Lots, Crunch Fitness, HomeGoods	-
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	74.3%	1,411	14.58	Publix	Planet Fitness	-
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,050	13.29	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	92.0%	3,479	14.24	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	72.8%	1,618	16.31	Publix	CVS, Dollar Tree	-
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.1%	1,383	9.33	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	76.8%	1,601	10.31	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	81.9%	1,634	13.20	Publix	Flooring USA	-
89	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	93.3%	1,284	12.49	Patel Brothers	Dollar Tree, LA Fitness	Walmart
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	95.3%	1,676	18.98	Publix	Rarehues	-
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	98.2%	1,405	16.04	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
92	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,360	16.52	Publix	Petco, T.J.Maxx, Ulta	-
93	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	90.2%	877	7.34	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
94	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	57.4%	447	7.10	Publix	-	-
95	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2020	178,542	92.1%	2,609	15.87	Publix	JOANN, Planet Fitness	-
96	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	618	6.70	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	88.4%	3,439	18.78	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	80.9%	4,549	12.94	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
99	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.0%	1,339	8.18	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	97.8%	531	8.20	Food Depot	Family Dollar	-
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	93.8%	1,122	15.13	Publix	-	-
102	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	721	8.66	Kroger	Planet Fitness	-
103	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Alpharetta, GA	2001	171,374	98.1%	2,284	13.58	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
104	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	759	6.95	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
105	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	94.2%	751	11.85	Publix	-	-
106	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	95.1%	1,230	13.63	Kroger	-	-
107	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	631	8.77	-	Family Dollar	-
108	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	97.3%	887	11.72	Publix	-	-
109	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	76.9%	690	19.33	Kroger*	-	-
110	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	674	7.79	-	Big Lots, Planet Fitness	The Home Depot
111	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,648	10.62	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
112	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	80.6%	1,316	10.84	Food Depot	Cinemark, Staples	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

113	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
114	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	95.9%	1,363	14.64	Publix	-	-
115	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	89.6%	1,434	15.11	Publix	-	-
116	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1959	229,013	56.5%	1,052	8.13	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
117	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	87.8%	513	10.63	-	Marshalls	-
118	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	92.4%	1,172	11.22	Kroger	-	-
119	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	145,853	93.9%	2,066	15.08	Kroger	Kayhill's Sports Bar and Grill	-
120	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	93.6%	606	9.28	Food Depot	-	-
121	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	93.6%	966	11.05	-	PGA TOUR Superstore	-
122	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	94.7%	1,670	14.71	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
123	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	188,135	94.9%	2,942	16.47	Kroger	-	-
124	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	347,091	95.9%	1,642	4.94	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
125	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	98.4%	1,126	11.28	Kroger	-	-
126	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	91.3%	1,470	6.77	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
127	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.0%	1,735	6.63	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
128	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	93.3%	3,565	19.16	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
129	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	72.3%	1,872	17.07	-	XSport Fitness	Kohl's
130	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	99.3%	2,371	12.16	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
131	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.6%	4,433	15.92	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
132	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	93.2%	6,120	12.86	-	AMC Theatres, At Home, Best Buy, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
133	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	81.4%	2,290	10.31	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
134	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	75.7%	978	20.84	-	Walgreens	-
135	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	608	7.47	Cub Foods (United Natural Foods Inc.)	-	-
136	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	79.6%	1,998	14.64	-	Best Buy, Painted Tree Marketplace, PetSmart	-
137	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,342	15.64	Sunset Foods	-	-
138	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,407	60.6%	1,755	11.81	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
139	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.9%	1,722	16.36	Jewel-Osco	Planet Fitness	-
140	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,626	67.5%	6,231	13.76	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Painted Tree Marketplace, Party City, Star Cinema Grill, Ulta	-
141	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	94.5%	1,978	18.05	-	LA Fitness, Regal Cinemas	-
142	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	254,313	78.5%	2,452	12.28	TBA, Walt's Fine Foods	Planet Fitness, Tile Shop	-
143	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.7%	1,230	9.93	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
144	Columbus Center	Columbus	IN	Columbus, IN	1964	145,789	97.8%	1,814	12.72	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
145	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	86.4%	1,703	17.01	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
146	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	257,748	93.7%	2,176	16.48	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
147	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	58.3%	391	6.83	Kroger	-	-
148	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2020	595,550	86.4%	5,781	11.46	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
149	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,362	10.32	Pay Less (Kroger)	-	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

150	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.3%	1,461	10.00	Hy-Vee	-	-
151	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	97.6%	2,039	15.50	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
152	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,065	8.16	-	At Home, Staples	-
153	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	94.2%	7,607	14.95	Kroger	Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
154	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.9%	1,927	10.15	-	King Pin Lanes, Louisville Athletic Club	-
155	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,565	9.44	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
156	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,930	11.43	Kroger	Petco	-
157	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	86.6%	1,443	11.16	Kroger	-	-
158	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	95.1%	1,827	12.08	Kroger Marketplace	-	-
159	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	950	7.43	Super 1 Foods	Ollie's Bargain Outlet	-
160	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	131,078	94.0%	1,034	8.39	America's Food Basket	Citi Trends, Crunch Fitness, L&M Bargain	-
161	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,904	28.31	-	Golf Galaxy, Staples	Duluth Trading Co.
162	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	99.2%	1,787	13.16	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
163	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	91.7%	2,852	11.36	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
164	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	76.5%	291	14.91	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
165	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	69.3%	1,076	19.88	Stop And Compare	Rainbow Shops	-
166	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.1%	2,472	14.38	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
167	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	192,944	97.4%	2,999	16.35	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
168	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.9%	1,421	14.27	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
169	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,314	18.62	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
170	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,788	19.36	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
171	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	877	34.35	-	-	-
172	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	297,844	77.9%	3,286	14.17	Giant Food (Ahold Delhaize)	Five Below, JOANN, Planet Fitness	-
173	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	94.8%	1,784	17.12	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
174	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	92.3%	6,589	17.95	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
175	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	98.6%	4,776	16.47	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
176	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.0%	938	11.82	Busch’s Fresh Food Market	Ace Hardware	-
177	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	857	10.84	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
178	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,625	97.0%	2,010	12.68	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
179	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	77.3%	599	7.78	D&W Fresh Market (SpartanNash)	-	-
180	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	83.4%	1,481	9.56	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
181	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	88.4%	1,381	14.93	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
182	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,698	11.09	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
183	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	91.1%	6,132	19.39	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
184	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	97.2%	1,851	10.31	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
185	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,193	11.73	-	Party City, Planet Fitness	Burlington Stores

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

186	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	95.1%	967	10.01	Dream Market	O'Reilly Auto Parts, Planet Fitness	-
187	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,107	7.15	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
188	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,369	11.09	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
189	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	67.5%	690	8.33	Save-A-Lot	Dollar Tree, Planet Fitness	-
190	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	97.2%	2,230	18.47	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
191	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,087	98.2%	2,382	13.25	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
192	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	85.8%	1,966	11.18	Cub Foods (Jerry's Foods)	-	-
193	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,607	97.0%	1,821	21.35	Cub Foods (United Natural Foods Inc.)*	-	-
194	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.1%	2,175	11.18	-	Marshalls, Michaels	-
195	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2020	80,165	95.7%	1,034	19.83	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
196	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,567	88.5%	1,579	15.57	Fresh Thyme Farmers Market	Marshalls	-
197	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.7%	2,329	13.12	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx, Valu Thrift Store	-
198	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	823	11.96	Festival Foods	Dollar Tree	-
199	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	95.5%	1,675	13.08	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
200	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	94.8%	884	6.20	Price Chopper	Dollar Tree	-
201	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,384	8.56	Price Chopper	Ace Hardware	-
202	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	93.1%	1,051	9.05	Price Chopper	-	-
203	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.1%	426	6.53	Schnucks	-	-
204	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
205	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	91.0%	3,994	15.56	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
206	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,937	9.37	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
207	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	494	17.77	BI-LO (Southeastern Grocers)	-	-
208	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,346	100.0%	2,312	12.54	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
209	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	89.8%	3,496	13.71	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
210	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	96.2%	5,478	14.00	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less	Target
211	University Commons	Greenville	NC	Greenville, NC	1996	233,153	84.9%	2,860	14.45	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
212	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	99.4%	1,797	9.45	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
213	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,095	4.37	Walmart Supercenter	Dollar Tree	-
214	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.3%	636	8.26	-	Big Lots, Harbor Freight Tools	Rural King
215	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,559	16.04	-	Person County Health & Human Services	-
216	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,192	12.00	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
217	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.3%	2,293	6.79	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply Co.	-
218	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	84.0%	732	6.58	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
219	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	89.6%	1,717	13.74	-	PetSmart, Sportsmans Warehouse	Target
220	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,538	15.12	Lowes Foods	HomeGoods, T.J.Maxx	-
221	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	94.9%	1,153	14.68	Harris Teeter (Kroger)	-	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

222	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	86.1%	2,932	13.07	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
223	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	899	12.43	-	Golf Galaxy, Mattress Firm, OfficeMax	-
224	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	41.3%	1,497	16.74	-	Bed Bath & Beyond, Boston Interiors	-
225	Capitol Shopping Center	Concord	NH	Concord, NH	2001	191,887	100.0%	2,241	12.54	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
226	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,398	19.92	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
227	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	486	6.70	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
228	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	96.7%	1,445	9.96	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
229	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2020	246,235	80.9%	1,779	8.93	Corrado's Market	At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
230	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	93.2%	4,515	24.35	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
231	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
232	Collegetown Shopping Center (3)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	247,991	91.0%	3,050	13.69	LIDL	Big Lots, LA Fitness, Ross Dress for Less, Staples	-
233	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	160,969	97.5%	1,853	11.81	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institue	-
234	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	91.0%	1,540	13.31	Super Stop & Shop (Ahold Delhaize)	-	-
235	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	335,378	97.8%	6,736	20.66	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
236	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	99.2%	3,833	19.87	ShopRite	Petco, Rite Aid	-
237	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,103	32.23	ShopRite	-	-
238	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	254,707	95.6%	4,384	18.01	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
239	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	99.5%	3,076	19.37	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
240	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	93.3%	1,479	11.59	ShopRite*	PetSmart, Planet Fitness	-
241	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	90.6%	3,198	19.69	ShopRite	Dollar Tree, Staples	-
242	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	655	18.09	ShopRite	-	-
243	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	100.0%	1,625	18.52	-	Dollar Tree, Jersey Strong	-
244	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	88.4%	2,869	15.61	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
245	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,818	31.41	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
246	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,954	15.22	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
247	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,438	21.32	Acme (Albertsons)	True Value	-
248	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	70.1%	1,406	23.73	BJ's Wholesale*, TBA	-	Kohl's, Walmart
249	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,113	27.93	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
250	Stewart Plaza (3)	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	208,394	98.8%	3,513	17.06	-	Burlington Stores, Dollar Tree, Floor & Décor, K&G Fashion Superstore, Phenix Salon Suites	-
251	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	86.6%	6,341	38.58	H-Mart	Christmas Tree Shops, T.J.Maxx	-
252	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	99.1%	1,840	9.81	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, Rite Aid, True Value	-
253	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,611	22.31	Key Food Marketplace	T.J.Maxx	-
254	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	610	35.88	Trader Joe's	-	-
255	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,487	24.02	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
256	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
257	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.0%	3,142	14.95	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

258	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	97.0%	2,192	11.11	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
259	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,969	16.14	ShopRite	Better Lifestyle Club, Rite Aid, U.S. Post Office	-
260	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	78.6%	5,459	27.19	A Matter of Health	Barnes & Noble, Marshalls, Petco	-
261	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,097	84.0%	1,239	37.71	-	Harmon Discount	-
262	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	97.3%	3,215	25.42	-	Dollar Tree, HomeGoods	-
263	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,983	20.00	Best Market (LIDL)	CVS, T.J.Maxx	-
264	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	118,589	100.0%	2,942	24.81	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
265	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,243	28.17	-	HomeGoods, Rite Aid	-
266	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	184,714	89.5%	3,048	18.96	ShopRite	Bob's Stores	Firestone
267	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.4%	1,873	11.84	-	Olum's Furniture & Appliances, Staples	-
268	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,277	10.99	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
269	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	86.7%	1,325	16.56	-	HomeGoods, Michaels, Old Navy	-
270	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	87.7%	4,364	17.08	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
271	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	714	11.03	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
272	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,636	30.27	H-Mart	-	-
273	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,114	15.29	Giant Eagle	-	The Home Depot
274	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	92.1%	2,449	18.45	Kroger	Petco, Planet Fitness, Rainbow Shops	-
275	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,411	8.79	Kroger	Pet Supplies Plus, Salvation Army	-
276	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	93.4%	3,561	15.11	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
277	Western Hills Plaza (3)	Cincinnati	OH	Cincinnati, OH-KY-IN	2020	234,784	98.2%	4,311	19.41	-	Michaels, Old Navy, Staples, T.J.Maxx, Ulta	Target
278	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	96.9%	1,184	37.56	Kroger	-	-
279	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	88.1%	1,274	9.98	Kroger	Dollar Tree, Planet Fitness	-
280	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,197	11.54	Kroger	-	-
281	Brandt Pike Place	Dayton	OH	Dayton-Kettering, OH	2008	17,900	100.0%	200	11.17	Kroger*	-	-
282	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	96.7%	4,311	13.67	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
283	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	73.6%	4,984	11.63	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
284	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,172	16.74	-	Ollie's Bargain Outlet, Sears Outlet	-
285	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,223	26.13	Kroger	Marshalls	-
286	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	93.8%	1,392	10.61	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
287	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	295,665	83.8%	1,776	12.54	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
288	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,920	10.28	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
289	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	91.7%	2,554	19.83	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
290	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,364	10.25	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
291	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,058	11.46	Giant Eagle	Pep Boys, Walmart	-
292	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.0%	4,001	13.88	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
293	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	290,654	79.7%	2,013	8.94	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
294	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	406	12.61	-	-	-
295	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	89.0%	2,478	19.38	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

296	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,574	17.10	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
297	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,751	69.5%	3,321	20.26	Weis Markets	Marshalls, REI	-
298	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	2,003	26.91	Giant Food (Ahold Delhaize)	-	-
299	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	40.0%	720	17.11	-	Chuck E. Cheese's	-
300	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	1997	312,699	84.5%	2,800	18.58	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
301	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,614	15.32	-	Kohl's, Marshalls, Regal Cinemas	-
302	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,371	18.23	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
303	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.8%	957	7.12	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
304	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	95.6%	1,008	19.30	Weis Markets*	-	-
305	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	213,530	90.9%	6,350	33.71	McCaffrey's	Ulta	-
306	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	95.7%	2,715	26.67	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
307	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	93.9%	8,139	34.93	-	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
308	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	78.7%	1,106	7.95	Redner's Warehouse Market	Staples	-
309	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	90.6%	1,465	10.45	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
310	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	451	10.81	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
311	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	81.0%	3,027	17.45	ShopRite	Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
312	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	832	13.13	Giant Food (Ahold Delhaize)	Penn State Health	-
313	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	78.3%	2,919	11.82	Redner's Warehouse Market	Dollar Tree, Gabe's, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
314	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.6%	2,480	33.29	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Pet Supplies Plus	-
315	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	165,039	95.4%	2,504	15.90	Kroger	Stein Mart	-
316	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	97.4%	1,589	19.32	BI-LO (Southeastern Grocers)	-	-
317	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	96.9%	891	14.07	BI-LO (Southeastern Grocers)	-	-
318	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	97.3%	1,667	10.01	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
319	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	80.5%	2,388	9.25	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
320	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,355	17.98	-	Ross Dress for Less, T.J.Maxx	Target
321	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	83.8%	3,861	13.50	Publix	Marshalls, NCG Cinemas, Petco, Ross Dress for Less, Stein Mart	-
322	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	83.7%	537	10.88	Food Lion (Ahold Delhaize)	-	-
323	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	99.7%	2,875	10.98	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
324	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.6%	3,973	12.04	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
325	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,924	8.94	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
326	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	907	7.60	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-
327	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	93.3%	9,434	15.95	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
328	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	86.8%	1,260	12.72	Kroger	Aaron's	-
329	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,140	13.13	Kroger	-	Walgreens
330	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,350	7.48	Walmart Supercenter	Dollar Tree	-
331	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	169,405	97.7%	2,098	12.67	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

332	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	1,329	15.19	-	24 Hour Fitness	-
333	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	679	9.62	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
334	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	371	7.32	-	99 Cents Only, Citi Trends, Firestone, Tandem Logistics	-
335	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	1,019	8.38	-	Tops Printing	-
336	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,598	90.9%	2,827	18.06	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
337	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,361	25.85	Kroger	CVS	-
338	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,159	13.69	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
339	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	98.7%	595	9.10	-	Family Dollar	-
340	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	88.6%	677	11.08	-	Canales, Family Dollar	-
341	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	470	10.33	-	Big Lots, O'Reilly Auto Parts	-
342	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,115	11.88	El Rio Grande Latin Market	Family Dollar	-
343	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2020	466,017	95.6%	6,273	14.34	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Ross Dress for Less	-
344	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	93.9%	1,030	9.28	Food Town	Burkes Outlet, Walgreens	-
345	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	91.1%	15,131	21.18	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
346	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,995	12.71	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
347	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.2%	3,913	20.19	Tom Thumb (Albertsons)	DSW, Ulta	-
348	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,172	13.96	Truong Nguyen Grocer	-	-
349	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	98.7%	1,100	11.21	-	Painted Tree Marketplace, Planet Fitness	-
350	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.7%	748	10.75	Kroger	-	-
351	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	992	29.31	Kroger	-	-
352	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	92,904	85.1%	2,119	26.81	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
353	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	89.4%	406	10.67	-	-	-
354	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	96.5%	631	7.15	Food Town	-	-
355	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	936	13.02	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
356	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.7%	1,440	15.73	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
357	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.8%	2,172	10.90	El Rancho	Big Lots, Conn's	-
358	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	62,665	88.5%	1,232	22.22	-	24 Hour Fitness	-
359	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	111,206	86.4%	985	10.25	La Michoacana Supermarket	Aaron's, Fitness Connection	-
360	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	100.0%	1,463	8.62	-	Big Lots, Hobby Lobby	-
361	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	968	9.82	Foodarama	Burke's Outlet, Kids Empire	-
362	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	97.7%	3,437	14.27	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
363	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
364	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	89.4%	2,737	13.90	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
365	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	79.6%	2,208	14.79	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
366	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,682	9.67	-	24 Hour Fitness, Floor & Décor	-
367	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	94.5%	3,193	23.33	H-E-B	-	-
368	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,321	15.99	ALDI	Dollar Tree, Party City, Salon In The Park	-
369	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	95.0%	2,289	9.80	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
370	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	99.2%	2,700	11.57	-	Hobby Lobby, Stein Mart	-
371	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	981	7.54	Super 1 Foods	Harbor Freight Tools, PetSense	-

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 50

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

372	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,337	14.17	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
373	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	2,028	15.66	Kroger	LA Fitness	-
374	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.7%	2,175	12.66	Kroger	Burkes Outlet	-
375	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,283	8.66	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
376	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	79.6%	2,618	24.33	Central Market (H-E-B)	-	-
377	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	84.6%	5,685	24.86	-	Gap Factory Store, Infinite Bounds Gymnastics	-
378	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	85.5%	1,240	11.97	El Rancho	-	-
379	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,617	93.7%	2,144	10.29	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
380	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	95.9%	1,934	20.03	-	Star Cinema	-
381	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	760	16.72	ALDI	Planet Fitness, Walgreens	-
382	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	73.3%	852	8.75	-	Tractor Supply Co.	-
383	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	97.2%	2,062	15.11	-	Gold's Gym, Hobby Lobby	Kohl's
384	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	96.5%	1,433	16.84	-	2nd & Charles, Chuck E. Cheese's	-
385	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,223	13.86	Kroger	Hamrick's	-
386	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	97.1%	1,498	9.29	-	Dollar Tree, Kohl's, PetSmart	-
387	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,837	21.34	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
388	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.5%	1,050	7.22	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
389	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	1,980	8.99	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
390	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	36.0%	193	11.67	-	-	Walgreens
391	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	95.9%	3,447	16.39	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
392	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	93.0%	905	9.90	Pick 'n Save (Kroger)	-	-
393	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	90.5%	1,343	7.29	-	Hobby Lobby, Kohl's	-
394	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	89.8%	1,244	7.87	Kroger	Big Lots, Dunham's Sports	-
395	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					69,391,717	91.2%	$882,718	$14.86

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended September 30, 2020	Page 51